                                  Exhibit 3.1

                     HEALTH CARE PROPERTY INVESTORS, INC.
                     ------------------------------------

                            ARTICLES OF RESTATEMENT
                            -----------------------

          HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (the "Corporation"), having its principal office in the State of Maryland at c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202 hereby certifies to the State Department of Assessments and Taxation of Maryland (the "Department") that:

          FIRST:  The Corporation desires to and does hereby restate in its
          -----
entirety the charter of the Corporation (the "Charter") as currently in effect pursuant to Section 2-608 of the Maryland General Corporation Law (the "MGCL").

          SECOND:  The following provisions are all the provisions of the
          ------
Charter of the Corporation currently in effect, as restated herein:


                                   ARTICLE I

                                      NAME
                                      ----

          The name of this corporation shall be HEALTH CARE PROPERTY INVESTORS, INC.

                                   ARTICLE II

                                    PURPOSES
                                    --------

          The purpose for which this corporation is formed is to engage in the ownership of real property and any other lawful act or activity for which corporations may be organized under the General Corporation Law of Maryland as now or hereinafter in force.

                                  ARTICLE III

                      PRINCIPAL OFFICE AND RESIDENT AGENT
                      -----------------------------------

          The post office address of the principal office of the corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, Maryland 21202. The name of the resident agent of the corporation in the State of Maryland is The Corporation Trust Incorporated and the post office address is 300 East Lombard Street, Baltimore, Maryland 21202, but this corporation may maintain an office or offices in such other place or places as may be from time to time fixed by its Board of Directors or as may be fixed by the Bylaws of the corporation.


                                   ARTICLE IV

                                 CAPITAL STOCK
                                 -------------

          Section 1.  The total number of shares of capital stock which the
          ---------
     corporation shall have the authority to issue is Two Hundred Fifty Million (250,000,000), of which Two Hundred Million (200,000,000) shall be shares of Common Stock having a par value of $1.00 per share and Fifty Million (50,000,000) shall be shares of Preferred Stock having a par value of $1.00 per share. The aggregate par value of all of said shares shall be Two Hundred Fifty Million Dollars ($250,000,000).

          Section 2.  The Board of Directors shall have authority to issue the
          ---------
     Preferred Stock from time to time in one or more series and by resolution shall designate with respect to any series of Preferred Stock:

                 (1) the number of shares constituting such series and the distinctive designation thereof;

                 (2) the voting rights, if any, of such series;

                 (3) the rate of dividends payable on such series, the time or times when such dividends will be payable, the preference to, or any relation to, the payment of dividends to any other class or series of stock and whether the dividends will be cumulative or non-cumulative;

                 (4) whether there shall be a sinking or similar fund for the purchase of shares of such series and, if so, the terms and provisions that shall govern such fund;

                 (5) the rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the corporation;

                 (6) the rights, if any, of holders of shares of such series to convert such shares into or to exchange such shares for, shares of any other class or classes or any other series of the same or of any other class or classes of stock of the corporation, the price or prices or rate or rates of exchange, with such adjustments as shall be provided, at which such shares shall be convertible or exchangeable, whether such rights of conversion or exchange shall be exercisable at the option of the holder of the shares of the corporation or upon the happening of a specified event and any other terms or conditions of such conversion or exchange; and

                 (7) any other preferences, powers and relative participating, optional or other special rights and qualifications, limitations or restrictions of shares of such series.

          Section 3.  Pursuant to the authority vested in the Board of Directors
          ---------
     under Section 2 of this Article IV, the Board of Directors has classified, and authorized the issuance of, shares of Preferred Stock in separate series as follows:

                 (a) 2,760,000 shares of Preferred Stock as a separate series designated as "7 7/8% Series A Cumulative Redeemable Preferred Stock" (the "Series A Preferred Stock") and having the preferences, rights, voting powers, restrictions, limitations, qualifications, terms and conditions of redemption and other terms and conditions set forth on Exhibit A attached
                                                            ---------
     hereto and incorporated herein by reference;

                 (b) 5,750,000 shares of Preferred Stock as a separate series designated as "8.70% Series B Cumulative Redeemable Preferred Stock" (the "Series B Preferred Stock") and having the preferences, rights, voting powers, restrictions, limitations, qualifications, terms and conditions of redemption and other terms and conditions set forth on Exhibit B attached
                                                            ---------
     hereto and incorporated herein by reference;

                 (c) 40,000 shares of Preferred Stock as a separate series designated as "8.60% Series C Cumulative Redeemable Preferred Stock" (the "Series C Preferred Stock") and having the preferences, rights, voting powers, restrictions, limitations, qualifications, terms and conditions of redemption and other terms and conditions set forth on Exhibit C attached
                                                            ---------
     hereto and incorporated herein by reference; and

                 (d) 1,000,000 shares of Preferred Stock as a separate series designated as "Series D Junior Participating Preferred Stock" (the "Series D Preferred Stock") and having the preferences, rights, voting powers, restrictions, limitations, qualifications, terms and conditions of redemption and other terms and conditions set forth on Exhibit D attached
                                                            ---------
     hereto and incorporated herein by reference.

                                   ARTICLE V

                PROVISIONS FOR DEFINING, LIMITING AND REGULATING
                ------------------------------------------------

                     CERTAIN POWERS OF THE CORPORATION AND
                     -------------------------------------

                    THE BOARD OF DIRECTORS AND STOCKHOLDERS
                    ---------------------------------------

          Section 1.  The Board of Directors shall have the authority without
          ---------
     stockholder approval to designate capital gain allocation to holders of any series or all series of Preferred Stock.

          Section 2.  The affirmative vote of the holders of not less than 90%
          ---------
     of the outstanding shares of "voting stock" (as hereinafter defined) of the corporation shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined) of the corporation with any "Related Person" (as hereinafter defined). However, such 90% voting requirement shall not be applicable if (1) the Board of Directors of the corporation by unanimous vote or written consent shall have expressly approved in advance the acquisition of outstanding shares of voting stock of the corporation that caused the Related Person to become a Related Person or shall have approved the Business Combination prior to the Related Person involved in the Business Combination having become a Related Person; or (2) the Business Combination is solely between the corporation and another corporation, one hundred percent of the voting stock of which is owned directly or indirectly by the corporation.

          For purposes of this Article V, Section 2:

                 (i) The term "Business Combination" shall mean (a) any merger or consolidation of the corporation with or into a Related Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any "Substantial Part" (as hereinafter defined) of the assets of the corporation (including without limitation any voting securities of a subsidiary) to a Related Person, (c) any merger or consolidation of a Related Person with or into the corporation, (d) any sale, lease, exchange, transfer or other disposition of all or any Substantial Part of the assets of a Related Person to the corporation, (e) the issuance of any securities (other than by way of pro rata distribution to all stockholders) of the corporation to a Related Person, and (f) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.

                 (ii) The term "Related Person" shall mean and include any individual, corporation, partnership or other person or entity which, together with its "Affiliates" and "Associates" (as defined on October 1, 1982 in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), "Beneficially Owns" (as defined on October 1, 1982 in Rule 13d-3 under the

     Exchange Act) in the aggregate 10% or more of the outstanding voting stock of the corporation, and any Affiliate or Associate of any such individual, corporation, partnership or other person or entity.

                 (iii) The term "Substantial Part" shall mean more than 10% of the book value of the total assets of the corporation as of the end of its most recent fiscal year ending prior to the time the determination is being made.

                 (iv) Without limitation, any shares of Common Stock of the corporation that any Related Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed beneficially owned by the Related Person.

                 (v) The term "voting stock" shall mean the outstanding shares of capital stock of the corporation entitled to vote generally in the election of directors. In a vote required by or provided for in this
     Article V, Section 2, each share of voting stock shall have the number of votes granted to it generally in the election of directors.

          Section 3.  The number of Board of Directors shall be not less than
          ---------
     three (3) nor more than nine (9) until changed by an amendment to the Bylaws. Upon action by the initial Board of Directors to elect an additional four (4) Directors prior to the first annual meeting of stockholders, the exact number of the Directors shall be seven (7). The Board of Directors shall thenceforth be classified into three classes, with two Directors in Class 1, two Directors in Class 2 and three Directors in Class 3. Each Director in Class 1 initially shall serve for a term ending at the annual meeting of stockholders in 1986; each Director in Class 2 shall serve for an initial term ending at the annual meeting of stockholders in 1987; and each Director in Class 3 shall serve for a term ending at the annual meeting of stockholders in 1988. After the respective initial terms of the classes indicated, each such class of Directors shall be elected for successive terms ending at the annual meeting of stockholders the third year after election.

          The number of Directors may be increased or decreased from time to time in such manner as shall be provided in the Bylaws, provided that the number shall not be reduced to less than three (3). In case of any increase in the number of Directors, the additional Directors may be elected by the stockholders at any annual or special meeting, or by the Directors as shall be provided by the Bylaws. A Director may be removed by the vote or written consent of the holders of two-thirds of the outstanding shares or by a unanimous vote of all other members of the Board of Directors. Special meetings of the stockholders may be called in a manner consistent with the Bylaws of the corporation for the purpose of removing a Director.

          Section 4.  If the Board of Directors shall, at any time and in good
          ---------
     faith, be of the opinion that direct or indirect ownership of at least 9.9% or more of the voting shares of stock of the corporation has or may become concentrated in the hands of one "beneficial owner" (as defined on October 1, 1982 in Rule 13d-3 under the Exchange Act), the Board of Directors shall have the power (i) by lot or other means deemed equitable by them to call for the purchase from any stockholder of the corporation a number of voting shares sufficient, in the opinion of the Board of Directors, to maintain or bring the direct or indirect ownership of voting shares of stock of the corporation of such beneficial owner to no more than 9.9% of the outstanding voting shares of stock of the corporation, and (ii) to refuse to transfer or issue voting shares of stock of the corporation to any person whose acquisition of such voting shares would, in the opinion of the Board of Directors, result in the direct or indirect ownership of more than 9.9% of the outstanding voting shares of stock of the corporation. The purchase price for any voting shares of stock shall be equal to the fair market value of the shares reflected in the closing sales price for the shares, if then listed on a national securities exchange, or the average of the closing sales prices for the shares if then listed on more than one national securities exchange, or if the shares are not then listed on a national securities exchange, the latest bid quotation for the shares if then traded over-the-counter on the last business day immediately preceding the day on which notices of such acquisition are sent, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the net asset value of such stock as determined by the Board of Directors in accordance with the provisions of applicable law. Payment of the purchase price shall be made in cash by the corporation at such time and in such manner as may be determined by the Board of Directors of the corporation. From and after the date fixed for purchase by the Board of Directors, the holder of any shares so called for purchase shall cease to be entitled to distributions, voting rights and other benefits with respect to such shares, excepting only the right to payment of the purchase price fixed as aforesaid. If the Board of Directors fails to grant an exemption from the ownership limitation described in this Section 4, then any transfer of shares, options, warrants or other securities convertible into voting shares that would create a beneficial owner of more than 9.9% of the outstanding shares of stock of this corporation shall be deemed void ab initio and the intended transferee shall be deemed never to have had an interest therein. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the transferee of such shares, options, warrants or other securities convertible into voting shares shall be deemed, at the option of the corporation, to have acted as agent on behalf of the corporation in acquiring such shares and to hold such shares on behalf of the corporation.

          Section 5.  The holders of stock of the corporation shall have no
          ---------
     preemptive or preferential right to subscribe for or purchase any stock or securities of the corporation.

          Section 6.  Restrictions on Ownership and Transfer to Preserve Tax
          ---------
     Benefits.

                 (a)  Definitions.  For the purposes of Section 6 of this
     Article V, the following terms shall have the following meanings:

                 "Beneficial Ownership" shall mean ownership of Common Stock by a Person who is or would be treated as an owner of such Common Stock either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Own," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

                 "Charitable Beneficiary" shall mean one or more beneficiaries of a Trust, as determined pursuant to Subsection 6(c)(vi) of this Article V.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended. All section references to the Code shall include any successor provisions thereof as may be adopted from time to time.

                 "Common Stock" shall mean that Common Stock that may be issued pursuant to Article IV, Section 1, of the Articles of Restatement.

                 "Constructive Ownership" shall mean ownership of Common Stock by a Person who is or would be treated as an owner of such Common Stock either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Own," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

                 "Corporation" shall have the meaning set forth in the preamble to the Articles of Restatement.

                 "Filing Date" shall mean the date this Amendment to the Articles of Restatement is filed with the Department.

                 "Individual" means an individual, a trust qualified under
                 section 401(a) or 501(c)(17) of the Code, a portion of a trust permanently set aside for or to be used exclusively for the purposes described in section 642(c) of the Code, or a private foundation within the meaning of section 509(a) of the Code.

                 "IRS" means the United States Internal Revenue Service.

                 "Market Price" shall mean the last reported sales price reported on the New York Stock Exchange of the Common Stock on the trading day immediately preceding the relevant date, or if the Common Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Common Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Common Stock may be traded, or if the Common Stock is not then traded over any exchange or quotation system, then the market price of the Common Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

                 "Ownership Limit" shall mean 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding Common Stock of the Corporation. The number and value of shares of outstanding Common Stock of the Corporation shall be determined by the Board of Directors in good faith, which determination shall be conclusive for all purposes hereof.

                 "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of
                 Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of shares of Common Stock provided that the ownership of such shares of Common Stock by such underwriter would not result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise result in the Corporation failing to qualify as a REIT.

                 "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Subsection 6(b)(ii) of this
                 Article V, the Purported Record Transferee, unless the Purported Record Transferee would have acquired or owned shares of Common Stock for another Person who is the beneficial transferee or owner of such shares, in which case the Purported Beneficial Transferee shall be such Person.

                 "Purported Record Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Subsection 6(b)(ii) of this Article V, the record holder of the shares of Common Stock if such Transfer had been valid under Subsection 6(b)(i) of this
                 Article V.

                 "REIT" shall mean a real estate investment trust under Sections 856 through 860 of the Code.

                 "Restriction Termination Date" shall mean the first day on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

                 "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Common Stock, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Common Stock or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Common Stock), whether voluntary or involuntary, whether such transfer has occurred of record or beneficially or Beneficially or Constructively (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Common Stock), and whether such transfer has occurred by operation of law or otherwise.

                 "Trust" shall mean each of the trusts provided for in Subsection 6(c) of this Article V.

                 "Trustee" shall mean any Person unaffiliated with the Corporation, or a Purported Beneficial Transferee, or a Purported Record Transferee, that is appointed by the Corporation to serve as trustee of a Trust.

                 (b) Restriction on Ownership and Transfers.

                     (i) From the Filing Date and prior to the Restriction Termination Date:

                         (A) except as provided in Subsection 6(i) of this
     Article V, no Person shall Beneficially Own Common Stock in excess of the Ownership Limit;

                         (B) except as provided in Subsection 6(i) of this
     Article V, no Person shall Constructively Own Common Stock in excess of the Ownership Limit; and

                         (C) no Person shall Beneficially or Constructively Own Common Stock to the extent that such Beneficial or Constructive Ownership would result in the Corporation being "closely held" within the meaning of
     Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including but not limited to ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation (either directly or indirectly through one or more partnerships or limited liability companies) from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of
     Section 856(c) of the Code).

               (ii) If, during the period commencing on the Filing Date and prior to the Restriction Termination Date, any Transfer or other event occurs that, if effective, would result in any Person Beneficially or Constructively Owning Common Stock in violation of Subsection 6(b)(i) of this Article V, (i) then that number of shares of Common Stock that otherwise would cause such Person to violate Subsection 6(b)(i) of this
     Article V (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Subsection 6(c), effective as of the close of business on the business day prior to the date of such Transfer or other event, and such Purported Beneficial Transferee shall thereafter have no rights in such shares or (ii) if, for any reason, the transfer to the Trust described in clause (i) of this sentence is not automatically effective as provided therein to prevent any Person from Beneficially or Constructively Owning Common Stock in violation of Subsection 6(b)(i) of this Article V, then the Transfer of that number of shares of Common Stock that otherwise would cause any Person to violate Subsection 6(b)(i) shall, subject to Section 9, be void ab initio, and the Purported Beneficial Transferee shall have no rights in such shares.

               (iii) Subject to Section 9 of this Article V and notwithstanding any other provisions contained herein, during the period commencing on the Filing Date and prior to the Restriction Termination Date, any Transfer of Common Stock that, if effective, would result in the capital stock of the Corporation being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such Common Stock.

               (iv) It is expressly intended that the restrictions on ownership and Transfer described in this Subsection 6(b) of Article V shall apply to restrict the rights of any members or partners in limited liability companies or partnerships to exchange their interest in such entities for Common Stock of the Company.

         (c) Transfers of Common Stock in Trust.

               (i) Upon any purported Transfer or other event described in Subsection 6(b)(ii) of this Article V, such Common Stock shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to the Trust pursuant to Subsection 6(b)(ii). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation, any Purported Beneficial Transferee, and any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Corporation as provided in Subsection 6(c)(vi) of this
     Article V.

               (ii) Common Stock held by the Trustee shall be issued and outstanding Common Stock of the Corporation. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares of Common Stock held by the Trustee. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares of Common Stock held in the Trust.

               (iii) The Trustee shall have all voting rights and rights to dividends with respect to Common Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid prior to the discovery by the Corporation that shares of Common Stock have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such Common Stock. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary. The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Common Stock held in the Trust and, subject to Maryland law, effective as of the date the Common Stock has been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee with respect to such Common Stock prior to the discovery by the Corporation that the Common Stock has been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article V, until the Corporation has received notification that the Common Stock has been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

               (iv) Within 20 days of receiving notice from the Corporation that shares of Common Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares of Common Stock held in the Trust to a person, designated by the Trustee, whose ownership of the shares of Common Stock will not violate the ownership limitations set forth in Subsection 6(b)(i). Upon such sale, the interest of the Charitable Beneficiary in the shares of Common Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Subsection 6(c)(iv). The Purported Record Transferee shall receive the lesser of (i) the price paid by the Purported Record Transferee for the shares of Common Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Common Stock at Market Price, the Market Price of such shares of Common Stock on the day of the event which resulted in the transfer of such shares of Common Stock to the Trust) and (ii) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares of Common Stock held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Corporation that shares of such Common Stock have been transferred to the Trustee, such shares of Common Stock are sold by a Purported Record Transferee then (x) such shares of Common Stock shall be deemed to have been sold on behalf of the Trust and (y) to the extent that the Purported Record Transferee received an amount for such shares of Common Stock that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this Subsection 6(c)(iv), such excess shall be paid to the Trustee upon demand.

               (v) Common Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the shares of Common Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Common Stock at Market Price, the Market Price of such shares of Common Stock on the day of the event which resulted in the transfer of such shares of Common Stock to the Trust) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares of Common Stock held in the Trust pursuant to Subsection 6(c)(iv). Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares of Common Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any dividends or other distributions held by the Trustee with respect to such Common Stock shall thereupon be paid to the Charitable Beneficiary.

               (vi) By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the shares of Common Stock held in the Trust would not violate the restrictions set forth in Subsection 6(b)(i) in the hands of such Charitable Beneficiary and (ii) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

           (d) Remedies For Breach. If the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall at any time determine in good faith that a Transfer or other event has taken place in violation of Subsection 6(b) of this Article V or that a Person intends to acquire, has attempted to acquire or may acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of the Corporation in violation of Subsection 6(b) of this Article V, the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, causing the Corporation to redeem shares of Common Stock, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of Subsection 6(b)(i) of this Article V, shall automatically result in the transfer to a Trust as described in Subsection 6(b)(ii) and any Transfer in violation of Subsection 6(b)(iii) shall, subject to Section 9, automatically be void ab initio irrespective of any action (or non-action) by the Board of Directors.

           (e) Notice of Restricted Transfer. Any Person who acquires or attempts to acquire shares in violation of Subsection 6(b) of this Article V, or any Person who is a Purported Beneficial Transferee such that an automatic transfer to a Trust results under Subsection 6(b)(ii) of this
     Article V, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

           (f) Owners Required to Provide Information. From the Filing Date and prior to the Restriction Termination Date, each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of shares of Common Stock and each Person (including the stockholder of record) who is holding shares of Common Stock for a beneficial owner or Beneficial Owner or Constructive Owner shall, on demand, provide to the Corporation a completed questionnaire containing the information regarding their ownership of such shares, as set forth in the regulations (as in effect from time to time) of the U.S. Department of Treasury under the Code. In addition, each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of shares of Common Stock and each Person (including the stockholder of record) who is holding shares of Common Stock for a beneficial owner or Beneficial Owner or Constructive Owner shall, on demand, be required to disclose to the Corporation in writing such information as the Corporation may request in order to determine the effect, if any, of such stockholder's actual and constructive ownership of shares of Common Stock on the Corporation's status as a REIT and to ensure compliance with the Ownership Limit, or as otherwise permitted by the Board of Directors.

           (g) Remedies Not Limited. Nothing contained in this Article V (but subject to Section 9 of this Article V) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

           (h) Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6 of this Article V, including any definition contained in Subsection 6(a), the Board of Directors shall have the power to determine the application of the provisions of this Section 6 with respect to any situation based on the facts known to it (subject, however, to the provisions of Section 9 of this Article V). In the event
     Section 6 requires an action by the Board of Directors and the Articles of Restatement or this Amendment to the Articles of Restatement fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 6. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Subsection 6(b)(ii)) acquired Beneficial or Constructive Ownership of Common Stock in violation of Subsection 6(b)(i), such remedies (as applicable) shall apply first to the shares of Common Stock which, but for such remedies, would have been actually owned by such Person, and second to shares of Common Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Common Stock based upon the relative number of the shares of Common Stock held by each such Person.

         (i)  Exceptions.

               (i) Subject to Subsection 6(b)(i)(C) of this Article V, the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Beneficially Owning shares of Common Stock in excess of the Ownership Limit if the Board determines that such exemption will not cause any Individual's Beneficial Ownership of shares of Common Stock to violate the Ownership Limit or that any such violation will not cause the Corporation to fail to qualify as a REIT under the Code.

               (ii) Subject to Subsection 6(b)(i)(C) of this Article V, the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Constructively Owning Common Stock in excess of the Ownership Limit, as set forth in Subsection 6(b)(i)(B), of this Article V, if the Board determines that such Person does not and will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned in whole or in part by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant or that any such ownership would not cause the Corporation to fail to qualify as a REIT under the Code.

               (iii) In granting a person an exemption under (i) or (ii) above, the Board of Directors may require such Person to make certain representations or undertakings or to agree that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Subsection 6(b) of this Article
     V) will result in such Common Stock being transferred to a Trust in accordance with Subsection 6(b)(ii) of this Article V. Prior to granting any exception pursuant to Subsection 6(i)(i) or (ii) of this Article V, the Board of Directors may require a ruling from the IRS, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

          Section 7.  Legends.  Each certificate for Common Stock and Preferred
          ---------
     Stock shall bear the following legends:

                                Classes of Stock

     THE CORPORATION IS AUTHORIZED TO ISSUE CAPITAL STOCK OF MORE THAN ONE CLASS, CONSISTING OF COMMON STOCK AND ONE OR MORE CLASSES OF PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ANY CLASS OF PREFERRED STOCK BEFORE THE ISSUANCE OF SHARES OF SUCH CLASS OF PREFERRED STOCK. THE CORPORATION WILL FURNISH, WITHOUT CHARGE, TO ANY STOCKHOLDER MAKING A WRITTEN REQUEST THEREFOR, A COPY OF THE CORPORATION'S ARTICLES OF RESTATEMENT AND A WRITTEN STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH

     CLASS WHICH THE CORPORATION HAS THE AUTHORITY TO ISSUE AND, IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY PREFERRED OR SPECIAL CLASS IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. REQUESTS FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

                     Restriction on Ownership and Transfer

     THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE CORPORATION'S ARTICLES OF RESTATEMENT, (i) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF THE CORPORATION'S COMMON STOCK IN EXCESS OF 9.8% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION; (ii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK THAT WOULD RESULT IN THE CORPORATION BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE CORPORATION TO FAIL TO QUALIFY AS A REIT; AND (iii) NO PERSON MAY TRANSFER SHARES OF COMMON STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE CORPORATION BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN VIOLATION OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE CORPORATION MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE

     RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND THAT ARE DEFINED IN THE ARTICLES OF RESTATEMENT OF THE CORPORATION SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE ARTICLES OF RESTATEMENT OF THE CORPORATION, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SHARES OF COMMON STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL OFFICE.

          Section 8.  Severability.  If any provision of this Article V or any
          ---------
     application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provision shall not be affected and other applications of such provisions shall be affected only to the extent necessary to comply with the determination of such court.

          Section 9.  New York Stock Exchange.  Nothing in this Article V shall
          ---------
     preclude the settlement of any transaction entered into through the facilities of the New York Stock Exchange. The shares of Common Stock that are the subject of such a transaction shall continue to be subject to the provisions of this Article V after such settlement.

                                   ARTICLE VI

                      AMENDMENTS AND EXTRAORDINARY ACTIONS
                      ------------------------------------

          Section 1.  Notwithstanding any other provisions of these Articles or
          ---------
     the Bylaws of the corporation (and notwithstanding any provision of law requiring a different proportion of the votes entitled to be cast by the stockholders in order to take or approve any such action) the affirmative vote of two-thirds of all votes entitled to be cast by the stockholders upon the matter shall be required to repeal any provision of, or adopt an amendment inconsistent with, Section 2, Section 3 or Section 4 of Article V.

          Section 2.  The corporation reserves the right from time to time to
          ---------
     amend, alter or repeal any provision contained in these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are subject to this reservation.

          Section 3.  Except as specifically required in Sections 2 and 3 of
          ---------
     Article V and in Section 1 of this Article VI of the charter of the corporation, notwithstanding any provision of law requiring a greater proportion of the votes entitled to be cast by the stockholders in order to take or approve any action, such action shall be valid and effective if taken or approved by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter.

                                  ARTICLE VII

                              PERPETUAL EXISTENCE
                              -------------------

          The period of the existence of the corporation is to be perpetual.

                                  ARTICLE VIII

                        LIMITATION ON PERSONAL LIABILITY
                        --------------------------------

                           OF DIRECTORS AND OFFICERS
                           -------------------------

          A director or officer shall not be personally liable to the corporation or its stockholders for money damages unless (i) it is proved that the person actually received an improper benefit or profit in money, property, or services, for the amount of the benefit or profit in money, property, or services actually received or (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding, based on a finding in the proceeding that the person's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

          If the General Corporation Law of the State of Maryland is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors or officers or expanding such liability, then the liability of directors or officers to the corporation or its stockholders shall be limited or eliminated to the fullest extent permitted by the Maryland General Corporation Law, as so amended from time to time. Any repeal or modification of this Article VIII by the stockholders of the corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation existing at the time of such repeal or modification.


          THIRD:  These Articles of Restatement do not amend the Charter of the
          -----
Corporation.

          FOURTH:  The foregoing restatement of the Charter of the Corporation
          ------
has been approved by a majority of the entire Board of Directors.


          FIFTH:  The current address of the principal office of the Corporation
          -----
is as set forth in Article III of the foregoing restatement of the Charter.

          SIXTH:  The name and address of the Corporation's current resident
          -----
agent is as set forth in Article III of the foregoing restatement of the Charter.

          SEVENTH:  There are currently seven directors of the Corporation, and
          -------
the names of those directors currently in office are as follows: Kenneth B. Roath, Paul V. Colony, Robert R. Fanning, Jr., Michael D. McKee, Orville E. Melby, Harold M. Messmer, Jr. and Peter L. Rhein.

          EIGHTH:  The undersigned President acknowledges these Articles of
          ------
Restatement to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.


                            [SIGNATURE PAGE FOLLOWS]

                                  Exhibit 3.1

          IN WITNESS WHEREOF, the Corporation has caused these Articles of Restatement to be signed in its name and on its behalf by its President and attested to by its Secretary on this ___ day of July, 2001.


ATTEST:                                     HEALTH CARE PROPERTY INVESTORS, INC.



________________________                    By: ________________________ (SEAL)
Edward J. Henning                               Kenneth B. Roath
Secretary                                       President

                                  Exhibit 3.1

                                   EXHIBIT A
                                   ---------

                     HEALTH CARE PROPERTY INVESTORS, INC.

             7-7/8% SERIES A CUMULATIVE REDEEMABLE PREFERRED STOCK

     The number of shares, designation, preferences, rights, voting powers, restrictions, limitations, qualifications, terms and conditions of redemption and other terms and conditions of the separate series of Preferred Stock of Health Care Property Investors, Inc. (the "Company") designated as the 7-7/8% Series A Cumulative Redeemable Preferred Stock are as follows (collectively, the "Series A Terms"):

     A.  Designation and Number.  A series of Preferred Stock, designated the
         ----------------------
"7-7/8% Series A Cumulative Redeemable Preferred Stock" (the "Series A Preferred Stock"), is hereby established. The number of shares of the Series A Preferred Stock shall be 2,760,000.

     B.  Maturity.  The Series A Preferred Stock has no stated maturity and will
         --------
not be subject to any sinking fund or mandatory redemption.

     C.  Rank.  The Series A Preferred Stock will, with respect to dividend
         ----
rights and rights upon liquidation, dissolution or winding up of the Company, rank (i) senior to all classes or series of Common Stock of the Company, and to all equity securities ranking junior to the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company; (ii) on a parity with all equity securities issued by the Company the terms of which specifically provide that such equity securities rank on a parity with the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company; and (iii) junior to all equity securities issued by the Company the terms of which specifically provide that such equity securities rank senior to the Series A Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company. The term "equity securities" does not include convertible debt securities, which will rank senior to the Series A Preferred Stock prior to conversion.

     D.  Dividends.
         ---------

         (1) Holders of shares of the Series A Preferred Stock are entitled to receive, when, as, and if declared by the Board of Directors (or a duly authorized committee thereof), out of funds of the Company legally available for the payment of dividends, cumulative preferential cash dividends at the rate of 7-7/8% of the Liquidation Preference (as defined below) per annum per share (equivalent to $1.96875 per share). Dividends on the Series A Preferred Stock shall be cumulative from the date of original issue and shall be payable quarterly in arrears on or about the last day of each March, June, September and December, or, if not a business day, the next succeeding business day (each, a "Dividend Payment Date"). The first dividend on the Series A Preferred Stock is scheduled to be paid on December 31, 1997. Any dividend payable on the Series A Preferred Stock for any partial dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stock records of the Company at the close of business on the applicable record date, which shall be the 15th day of the calendar month in which the applicable Dividend

Payment Date falls or on such other date designated by the Board of Directors of the Company for the payment of dividends that is not more than 30 nor less than 10 days prior to such Dividend Payment Date (each, a "Dividend Record Date").

     (2) No dividends on shares of Series A Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

     (3) Notwithstanding the foregoing, dividends on the Series A Preferred Stock will accrue whether or not the Company has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Accrued but unpaid dividends on the Series A Preferred Stock will not bear interest and holders of the Series A Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends described above. Any dividend payment made on the Series A Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares that remains payable.

     (4) If, for any taxable year, the Company elects to designate as "capital gain dividends" (as defined in Section 857 of the Internal Revenue Code of 1986, as amended (the "Code")) any portion (the "Capital Gains Amount") of the dividends (as determined for federal income tax purposes) paid or made available for the year to holders of all classes of stock (the "Total Dividends"), then the portion of the Capital Gains Amount that shall be allocable to the holders of Series A Preferred Stock shall be the amount that the total dividends (as determined for federal income tax purposes) paid or made available to the holders of the Series A Preferred Stock for the year bears to the Total Dividends. Beginning January 1, 1998, the Company will make a similar allocation with respect to any undistributed long-term capital gains of the Company which are to be included in its stockholders' long-term capital gains, based on the allocation of the Capital Gains Amount which would have resulted if such undistributed long-term capital gains had been distributed as "capital gains dividends" by the Company to its stockholders.

     (5) No full dividends will be declared or paid or set apart for payment on any series of preferred stock ranking, as to dividends, on a parity with or junior to the Series A Preferred Stock (other than a dividend in shares of any class of stock ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for such payment on the Series A Preferred Stock for all past dividend periods and the then current dividend period. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series A Preferred Stock and the shares of any other series of preferred stock ranking on a parity as to dividends with the Series A Preferred Stock, all dividends declared upon the Series A Preferred Stock and any other series of preferred stock ranking on a parity as to dividends with the Series A Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series A Preferred Stock and such other series of preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series A Preferred Stock and such other series of preferred stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend) bear to each other.

     (6) Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series A Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than in shares of Common Stock or other shares of capital stock ranking junior to the Series A Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Stock, or any other capital stock of the Company ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation, nor shall any shares of Common Stock, or any other shares of capital stock of the Company ranking junior to or on a parity with the Series A Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares of any such stock) by the Company (except by conversion into or exchange for other capital stock of the Company ranking junior to the Series A Preferred Stock as to dividends and upon liquidation or for the purpose of preserving the Company's qualification as a
REIT). Any dividend payment made on shares of the Series A Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

     E.  Liquidation Preference.  Upon any liquidation, dissolution or winding
         ----------------------
up of the affairs of the Company, the holders of shares of Series A Preferred Stock are entitled to be paid out of the assets of the Company legally available for distribution to its shareholders a liquidation preference of $25 per share (the "Liquidation Preference"), plus an amount equal to any accrued and unpaid dividends to the date of payment, before any distribution of assets is made to holders of Common Stock or any other class or series of capital stock of the Company that ranks junior to the Series A Preferred Stock as to liquidation rights. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the amounts payable with respect to the Series A Preferred Stock and any other shares of preferred stock of the Company ranking as to any such distribution on a parity with the Series A Preferred Stock are not paid in full, the holders of the Series A Preferred Stock and of such other shares of preferred stock of the Company will share ratably in any such distribution of assets of the Company in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series A Preferred Stock of the full preferential amounts of the liquidating distribution to which they are entitled, the holders of the Series A Preferred Stock will be entitled to no further participation in any distribution of assets by the Company.

         If such payment shall have been made in full to all holders of shares of Series A Preferred Stock, the remaining assets of the Company shall be distributed among the holders of any other classes of stock ranking junior to the Preferred Stock upon liquidation, dissolution or winding up, according to their respective rights and preferences and in each case according to their respective number of shares. For such purposes, the consolidation or merger of the Company with or into any other corporation, or the sale, lease or conveyance of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation, dissolution or winding up of the Company.

         In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of stock of the Company or otherwise is permitted under the MGCL, no effect shall be given to amounts that would be needed if the Company would be dissolved at the time of the distribution, to satisfy the preferential rights upon distribution of holders of shares of stock of the Corporation whose preferential rights upon distribution are superior to those receiving the distribution.

     F.  Redemption.
         ----------

         (1) The Series A Preferred Stock is not redeemable prior to September 30, 2002. On and after September 30, 2002, the Company, at its option, upon not less than 30 nor more than 60 days' written notice, may redeem shares of the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25 per share, plus all accrued and unpaid dividends thereon to the date fixed for redemption, without interest, to the extent the Company has funds legally available therefor. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital stock of the Company, which may include shares of other series of preferred stock. For purposes of the preceding sentence, "capital stock" means any common stock, preferred stock, depositary shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing. Holders of Series A Preferred Stock to be redeemed shall surrender such Series A Preferred Stock at the place designated in such notice and shall be entitled to the redemption price and any accrued and unpaid dividends payable upon such redemption following such surrender. If notice of redemption of any shares of Series A Preferred Stock has been given and if the funds necessary for such redemption have been set aside by the Company in trust for the benefit of the holders of any shares of Series A Preferred Stock so called for redemption, then from and after the redemption date dividends will cease to accrue on such shares of Series A Preferred Stock, such shares of Series A Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the redemption price. If less than all of the outstanding Series A Preferred Stock is to be redeemed, the Series A Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method determined by the Company.

         (2) Unless full cumulative dividends on all shares of Series A Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series A Preferred Stock shall be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed and the Company shall not purchase or otherwise acquire directly or indirectly any shares of Series A Preferred Stock (except by exchange for capital stock of the Company ranking junior to the Series A Preferred Stock as to dividends and upon liquidation); provided, however, that the foregoing shall not prevent the purchase by the Company of shares of Series A Preferred Stock in order to ensure that the Company continues to meet the requirements for qualification as a REIT (as defined herein), or the purchase or acquisition of shares of Series A Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series A Preferred Stock. So long as no dividends are in arrears, the Company shall be entitled at any time and from time to time to repurchase shares of Series A Preferred Stock in open-market transactions duly authorized by the Board of Directors and effected in compliance with applicable laws.

         (3) Notice of redemption will be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the redemption date. A similar notice furnished by the Company will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series A Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the transfer agent. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series A Preferred Stock to be redeemed; (iv) the place or places where the Series A Preferred Stock is to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date. If less than all of the Series A Preferred Stock held by any holder is to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.

         (4) Immediately prior to any redemption of Series A Preferred Stock, the Company shall pay, in cash, any accumulated and unpaid dividends through the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series A Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.

         (5) From and after the redemption date (unless default shall be made by the Company in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends shall cease to accumulate on the shares of Series A Preferred Stock called for redemption and all rights of the holders thereof (except the right to receive the redemption price plus accumulated and unpaid dividends, if any) shall cease.

     G.  Voting Rights.
         -------------

         (1) Holders of the Series A Preferred Stock will not have any voting rights, except as set forth below or as otherwise required by law.

         (2) Whenever dividends on any shares of Series A Preferred Stock shall be in arrears for six or more quarterly periods, whether or not consecutive, the holders of such shares of Series A Preferred Stock (voting separately as a class with all other series of preferred stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of a total of two additional directors of the Company at a special meeting called by the holders of record of at least 25% of the Series A Preferred Stock or the holders of any other series of preferred stock so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of shareholders) or at the next annual meeting of shareholders, and at each subsequent annual meeting until all dividends accumulated on such shares of Series A Preferred Stock for the past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board of Directors of the Company will be increased by two directors.

         (3) So long as any shares of Series A Preferred Stock remain outstanding, the Company shall not, without the consent or the affirmative vote of the holders of at least two-thirds of the shares of the Series A Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (such Series A Preferred Stock voting separately as a class), (i) authorize, create or issue, or increase the authorized or issued amount of, any series of stock ranking prior to such Series A Preferred Stock with respect to the payment of dividends, or the distribution of assets on liquidation, dissolution or winding up, or reclassify any authorized stock of the Company into any such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares or (ii) repeal, amend, or otherwise change any of the provisions applicable to the Series A Preferred Stock in any manner which materially and adversely affects the powers, preferences, voting power or other rights or privileges of the Series A Preferred Stock or the holders thereof; provided, however, that any increase in the amount of the authorized preferred stock or the creation or issuance of other series of preferred stock, or any increase in the amount of authorized shares of such series or of any other series of Preferred Stock, in each case ranking on a parity with or junior to the Series A Preferred Stock, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

         (4) The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

         (5) Except as expressly stated in these Series A Terms, the Series A Preferred Stock will not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders thereof shall not be required for the taking of any corporate action, including but not limited to, any merger or consolidation involving the Company or a sale of all or substantially all of the assets of the Company, irrespective of the effect that such merger, consolidation or sale may have upon the rights, preferences or voting power of the holders of the Series A Preferred Stock.

     H.  Restrictions on Ownership and Transfer to Preserve Tax Benefit.
         --------------------------------------------------------------

         (1)  Definitions.  For the purposes of Paragraph I of these Series A
              -----------
     Terms, the following terms shall have the following meanings:

          "Beneficial Ownership" shall mean ownership of Series A Preferred Stock by a Person who is or would be treated as an owner of such Series A Preferred Stock either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

          "Charitable Beneficiary" shall mean one or more beneficiaries of a Trust, as determined pursuant to Subparagraph I(3)(f) of these Series A Terms, each of which shall be an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

          "Constructive Ownership" shall mean ownership of Series A Preferred Stock by a Person who is or would be treated as an owner of such Series A Preferred Stock either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner,"
          "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

          "Public Offering" shall mean the sale of Series A Preferred Stock pursuant to the Prospectus Supplement of the Company dated September 23, 1997.

          "IRS" means the United States Internal Revenue Service.

          "Market Price" shall mean the last reported sales price reported on the New York Stock Exchange of the Series A Preferred Stock on the trading day immediately preceding the relevant date, or if the Series A Preferred Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Series A Preferred Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Series A Preferred Stock may be traded, or if the Series A Preferred Stock is not then traded over any exchange or quotation system, then the market price of the Series A Preferred Stock on the relevant date as determined in good faith by the Board of Directors of the Company.

          "Ownership Limit" shall mean 9.9% (by value or by number of shares, whichever is more restrictive) of the outstanding shares of Series A Preferred Stock of the Company.

          "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of the Series A Preferred Stock provided that the ownership of Series A Preferred Stock by such underwriter would not result in the Company being "closely held" within the meaning of
          Section 856(h) of the Code, or otherwise result in the Company failing to qualify as a REIT.

          "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer which results in a transfer to a Trust, as provided in Subparagraph I(2)(b) of this these Series A Terms, the purported beneficial transferee or owner for whom the Purported Record Transferee would have acquired or owned shares of Series A Preferred Stock, if such Transfer had been valid under Subparagraph I(2)(a) of these Series A Terms.

          "Purported Record Transferee" shall mean, with respect to any purported Transfer which results in a transfer to a Trust, as provided in Subparagraph I(2)(b) of these Series A Terms, the record holder of the Series A Preferred Stock if such Transfer had been valid under Subparagraph I(2)(a) of these Series A Terms.

          "REIT" shall mean a real estate investment trust under Section 856 of the Code.

          "Restriction Termination Date" shall mean the first day after the date of the Public Offering on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT.

          "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Series A Preferred Stock, (including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Series A Preferred Stock or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Series A Preferred Stock), whether voluntary or involuntary, whether of record or beneficially or Beneficially or Constructively (including but not limited to transfers of interests in other entities which results in changes in Beneficial or Constructive Ownership of Series A Preferred Stock), and whether by operation of law or otherwise.

          "Trust" shall mean each of the trusts provided for in Subparagraph I(3) of these Series A Terms.

          "Trustee" shall mean any Person unaffiliated with the Company, or a Purported Beneficial Transferee, or a Purported Record Transferee, that is appointed by the Company to serve as trustee of a Trust.

          (2)  Restriction on Ownership and Transfers.
               --------------------------------------

               (a) From the date of the Public Offering and prior to the Restriction Termination Date:

                    (i) except as provided in Subparagraph I(9) of these Series A Terms, no Person shall Beneficially Own Series A Preferred Stock in excess of the Ownership Limit;

                 (ii) except as provided in Subparagraph I(9) of these Series A Terms, no Person shall Constructively Own in excess of the Ownership Limit;

                 (iii) no Person shall Beneficially or Constructively Own Series A Preferred Stock to the extent that such Beneficial or Constructive Ownership would result in the Company being "closely held" within the meaning of
Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including but not limited to Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company (either directly or indirectly through one or more partnerships) from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).

             (b) If, during the period commencing on the date of the Public Offering and prior to the Restriction Termination Date, any Transfer (whether or not such transfer is the result of a transaction entered into through the facilities of the New York Stock Exchange ("NYSE")) or other event occurs that, if effective, would result in any Person Beneficially or Constructively Owning Series A Preferred Stock in violation of Subparagraph I(2)(a) of these Series A Terms, (1) then that number of shares of Series A Preferred Stock that otherwise would cause such Person to violate Subparagraph I(2)(a) of these Series A Terms (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Subparagraph I(3), effective as of the close of business on the business day prior to the date of such Transfer or other event, and such Purported Beneficial Transferee shall thereafter have no rights in such shares or (2) if, for any reason, the transfer to the Trust described in clause (1) of this sentence is not automatically effective as provided therein to prevent any Person from Beneficially or Constructively Owning Series A Preferred Stock in violation of Subparagraph I(2)(a) of these Series A Terms, then the Transfer of that number of shares of Series A Preferred Stock that otherwise would cause any Person to violate Subparagraph I(2)(a) shall be void ab initio, and the Purported Beneficial Transferee shall have no rights in such shares.

             (c) Notwithstanding any other provisions contained herein, during the period commencing on the date of the Public Offering and prior to the Restriction Termination Date, any Transfer of Series A Preferred Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in the capital stock of the Company being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such Series A Preferred Stock.

         (3) Transfers of Series A Preferred Stock in Trust.
             ----------------------------------------------

             (a) Upon any purported Transfer or other event described in Subparagraph I(2)(b) of these Series A Terms, such Series A Preferred Stock shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to the Trust pursuant to Subparagraph I(2)(b). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company, any Purported Beneficial Transferee, or any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Company as provided in Subparagraph I(3)(f) of these Series A Terms.

             (b) Series A Preferred Stock held by the Trustee shall be issued and outstanding Series A Preferred Stock of the Company. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares held by the Trustee. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares held in the Trust.

             (c) The Trustee shall have all voting rights and rights to dividends with respect to Series A Preferred Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid prior to the discovery by the Company that shares of Series A Preferred Stock have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such Series A Preferred Stock. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary.

             (d) Within 20 days of receiving notice from the Company that shares of Series A Preferred Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares held in the Trust to a Person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Subparagraph I(2)(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Subparagraph I(3)(d). The Purported Record Transferee shall receive the lesser of (1) the price paid by the Purported Record Transferee for the shares in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares at Market Price, the Market Price of such shares on the day of the event which resulted in the transfer of the shares to the Trust) and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Company that shares of such Series A Preferred Stock have been transferred to the Trustee, such shares are sold by a Purported Record Transferee then (i) such shares shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee received an amount for such shares that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this Subparagraph I(3)(d), such excess shall be paid to the Trustee upon demand.

             (e) Series A Preferred Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the shares in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares at Market Price, the Market Price of such shares on the day of the event which resulted in the transfer of the shares to the Trust) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the shares held in the Trust pursuant to Subparagraph I(3)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any dividends or other distributions held by the Trustee with respect to such Series A Preferred Stock shall thereupon be paid to the Charitable Beneficiary.

             (f) By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Series A Preferred Stock held in the Trust would not violate the restrictions set forth in Subparagraph I(2)(a) in the hands of such Charitable Beneficiary and (ii) each Charitable Beneficiary is an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

         (4) Remedies For Breach.  If the Board of Directors or its designees
             -------------------
shall at any time determine in good faith that a Transfer or other event has taken place in violation of Subparagraph I(2) of these Series A Terms or that a Person intends to acquire, has attempted to acquire or may acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of the Company in violation of Subparagraph I(2) of these Series A Terms, the Board of Directors or its designees shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer, including, but not limited to, causing the Company to redeem shares, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of Subparagraph I(2)(a) of these Series A Terms, shall automatically result in the transfer to a Trust as described in Subparagraph I(2)(b) and any Transfer in violation of Subparagraph I(2)(c) shall automatically be void ab initio irrespective of any action (or non-action) by the Board of Directors.

         (5) Notice of Restricted Transfer.  Any Person who acquires or
             -----------------------------
attempts to acquire shares in violation of Subparagraph I(2) of these Series A Terms, or any Person who is a Purported Transferee such that an automatic transfer to a Trust results under Subparagraph I(2)(b) of these Series A Terms, shall immediately give written notice to the Company of such event and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Company's status as a REIT.

         (6) Owners Required To Provide Information.  From the date of the
             --------------------------------------
Public Offering and prior to the Restriction Termination Date each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of Series A Preferred Stock and each Person (including the shareholder of record) who is holding Series A Preferred Stock for a beneficial owner or Beneficial Owner or Constructive Owner shall provide to the Company such information that the Company may request, in good faith, in order to determine the Company's status as a REIT.

         (7) Remedies Not Limited.  Nothing contained in these Series A Terms
             --------------------
(but subject to Subparagraph I(13) of these Series A Terms) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its shareholders by preservation of the Company's status as a REIT.

         (8)  Ambiguity.  In the case of an ambiguity in the application of any
              ---------
of the provisions of this Paragraph I of these Series A Terms, including any definition contained in Subparagraph I(1), the Board of Directors shall have the power to determine the application of the provisions of this Paragraph I with respect to any situation based on the facts known to it (subject, however, to the provisions of Subparagraph I(13) of these Series A Terms). In the event Paragraph I requires an action by the Board of Directors and this charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Paragraph I. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Subparagraph I(2)) acquired Beneficial or Constructive Ownership of Series A Preferred Stock in violation of Subparagraph I(2)(a), such remedies (as applicable) shall apply first to the shares which, but for such remedies, would have been actually owned by such Person, and second to shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares based upon the relative number of the shares held by each such Person.

         (9)  Exceptions.
              ----------
              (a) Subject to Subparagraph I(2)(a)(iii), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Beneficially Owning Series A Preferred Stock in excess of the Ownership Limit if the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such Series A Preferred Stock will violate the Ownership Limit or that any such violation will not cause the Company to fail to qualify as a REIT under the Code, and agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in Subparagraph I(2) of these Series A Terms) or attempted violation will result in such Series A Preferred Stock being transferred to a Trust in accordance with Subparagraph I(2)(b) of these Series A Terms.

              (b) Subject to Subparagraph I(2)(a)(iii), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Constructively Owning Series A Preferred Stock in excess of 9.9% (by value or by number of shares, whichever is more restrictive) of the outstanding Series A Preferred Stock of the Company, if such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned in whole or in part by the Company) that would cause the Company to own, actually or Constructively more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Company obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact and agrees that any violation or attempted violation will result in such Series A Preferred Stock being transferred to a Trust in accordance with Subparagraph

I(2)(b) of these Series A Terms. Notwithstanding the foregoing, the inability of a Person to make the certification described in this Subparagraph I(9)(b) shall not prevent the Board of Directors, in its sole discretion, from exempting such Person from the limitation on a Person Constructively Owning Series A Preferred Stock in excess of 9.9% of the outstanding Series A Preferred Stock if the Board of Directors determines that the resulting application of Section 856(d)(2)(B) of the Code would affect the characterization of less than 0.5% of the gross income (as such term is used in Section 856(c)(2) of the Code) of the Company in any taxable year, after taking into account the effect of this sentence with respect to all other Series A Preferred Stock to which this sentence applies.

              (c) Prior to granting any exception pursuant to Subparagraph I(9)(a) or (b) of these Series A Terms, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company's status as a REIT.

         (10) Preemptive Rights.  No holder of shares of Series A Preferred
              -----------------
Stock shall have any preemptive or preferential right to subscribe for or to purchase any additional shares of any class, or any bonds or convertible securities of any nature.

         (11) Legend.  Each certificate for Series A Preferred Stock shall bear
              ------
the following legends:

"THE COMPANY IS AUTHORIZED TO ISSUE TWO CLASSES OF CAPITAL STOCK WHICH ARE DESIGNATED AS COMMON STOCK AND PREFERRED STOCK. THE PREFERRED STOCK MAY BE ISSUED IN ONE OR MORE SERIES. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH SERIES OF PREFERRED STOCK BEFORE THE ISSUANCE OF ANY SUCH SERIES OF PREFERRED STOCK. THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER MAKING A REQUEST THEREFOR, A COPY OF THE COMPANY'S CHARTER AND A FULL STATEMENT WITH RESPECT TO DESIGNATIONS AND ANY PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE COMPANY HAS THE AUTHORITY TO ISSUE AND, SINCE THE COMPANY IS AUTHORIZED TO ISSUE PREFERRED STOCK IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. REQUEST FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE."

"THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE COMPANY'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE ARTICLES SUPPLEMENTARY FOR THE

SERIES A PREFERRED STOCK, (i) NO PERSON MAY BENEFICIALLY OWN SHARES OF THE COMPANY'S SERIES A PREFERRED STOCK IN EXCESS OF 9.9% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING SERIES A PREFERRED STOCK OF THE COMPANY; (ii) NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF THE COMPANY'S SERIES A PREFERRED STOCK IN EXCESS OF 9.9% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING SERIES A PREFERRED STOCK OF THE COMPANY; (iii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES A PREFERRED STOCK THAT WOULD RESULT IN THE COMPANY BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE COMPANY TO FAIL TO QUALIFY AS A REIT; AND (iv) NO PERSON MAY TRANSFER SERIES A PREFERRED STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE COMPANY BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES A PREFERRED STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES A PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE COMPANY. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SERIES A PREFERRED STOCK REPRESENTED HEREBY WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE COMPANY MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL CAPITALIZED TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE ARTICLES SUPPLEMENTARY FOR THE SERIES A PREFERRED STOCK, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SERIES A PREFERRED STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS CORPORATE OFFICE."

         (12) Severability.  If any provision of this Paragraph I or any
              ------------
application of any such provision is determined to be invalid by any Federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

         (13) NYSE.  Nothing in this Paragraph I shall preclude the settlement
              ----
of any transaction entered into through the facilities of the NYSE. The shares of Series A Preferred Stock that are the subject of such transaction shall continue to be subject to the provisions of this Paragraph I after such settlement.

         (14) Applicability of Paragraph I.  The provisions set forth in this
              ----------------------------
Paragraph I shall apply to the Series A Preferred Stock notwithstanding any contrary provisions of the Series A Preferred Stock provided for elsewhere in these Series A Terms.

     I.  Conversion.  The Series A Preferred Stock is not convertible into or
         ----------
exchangeable for any other property or securities of the Company.

                                  Exhibit 3.1

                                   EXHIBIT B
                                   ---------

                     HEALTH CARE PROPERTY INVESTORS, INC.

             8.70% SERIES B CUMULATIVE REDEEMABLE PREFERRED STOCK

     The number of shares, designation, preferences, rights, voting powers, restrictions, limitations, qualifications, terms and conditions of redemption and other terms and conditions of the separate series of Preferred Stock of Health Care Property Investors, Inc. (the "Company") designated as the 8.70% Series B Cumulative Redeemable Preferred Stock are as follows (collectively, the "Series B Terms"):

     A.  Designation and Number.  A series of Preferred Stock, designated the
         ----------------------
"8.70% Series B Cumulative Redeemable Preferred Stock" (the "Series B Preferred Stock"), is hereby established. The number of shares of the Series B Preferred Stock shall be 5,750,000. The Series B Preferred Stock shall be considered a class of stock of the Company which is separate from each of the Company's common stock, par value $1.00 per share (the "Common Stock"), and the Series A Preferred Stock (as defined below).

     B.  Maturity.  The Series B Preferred Stock has no stated maturity and will
         --------
not be subject to any sinking fund or mandatory or other redemption, except as provided in Paragraphs G and I.

     C.  Rank.  The Series B Preferred Stock will, with respect to dividend
         ----
rights and rights upon liquidation, dissolution or winding up of the Company, rank (i) senior to the Common Stock of the Company, and to all equity securities issued by the Company ranking junior to the Series B Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company; (ii) on a parity with the Company's 7 7/8% Series A Cumulative Redeemable Preferred Stock (the "Series A Preferred Stock") and with all equity securities issued by the Company the terms of which specifically provide that such equity securities rank on a parity with the Series B Preferred Stock with respect to dividend rights or rights issued by the Company upon liquidation, dissolution or winding up of the Company; and (iii) junior to all equity securities the terms of which specifically provide that such equity securities rank senior to the Series B Preferred Stock with respect to dividend rights or rights upon liquidation, dissolution or winding up of the Company. The term "equity securities" does not include convertible debt securities, which will rank senior to the Series B Preferred Stock prior to conversion.

     D.  Dividends.
         ---------

          (1) Holders of shares of the Series B Preferred Stock are entitled to receive, when, as, and if declared by the Board of Directors, out of funds of the Company legally available for the payment of dividends, cumulative preferential cash dividends at the rate of 8.70% of the Liquidation Preference (as defined below) per annum per share (equivalent to $2.175 per annum per share). Dividends on the Series B Preferred Stock shall be cumulative from the date of original issue and shall be payable quarterly in arrears on or about the last day of each March, June, September and December, or, if not a business day, the next succeeding business day (each, a "Dividend Payment Date"). The first dividend on the Series B Preferred Stock is scheduled to be paid on September 30, 1998 and will be for less than a full quarter. Any dividend payable on the Series B Preferred Stock, including dividends payable for any partial dividend period will be prorated (including the first dividend), will be computed on the basis of a 360-day year consisting of twelve 30-day months. Dividends will be payable to holders of record as they appear in the stock records of the Company at the close of business on the applicable record date, which shall be the 15th day of the calendar month in which the applicable Dividend Payment Date falls or on such other date designated by the Board of Directors of the Company for the payment of dividends that is not more than 30 nor less than 10 days prior to such Dividend Payment Date (each, a "Dividend Record Date"). Notwithstanding any provision to the contrary contained herein, each outstanding share of Series B Preferred Stock shall be entitled to receive, and shall receive, a dividend with respect to any Dividend Record Date equal to the dividend paid with respect to each other share of Series B Preferred Stock which is outstanding on such date.

          (2) No dividends on shares of Series B Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibits such declaration, payment or setting apart for payment or provides that such declaration, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such declaration or payment shall be restricted or prohibited by law.

          (3) Notwithstanding the foregoing, dividends on the Series B Preferred Stock will accrue whether or not the Company has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are declared. Accrued but unpaid dividends on the Series B Preferred Stock will not bear interest and holders of the Series B Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends described above. Any dividend payment made on the Series B Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares that remains payable.

          (4) If, for any taxable year, the Company elects to designate as a "capital gain dividend" (as defined in Section 857 of the Internal Revenue Code of 1986, as amended (the "Code")) any portion (the "Capital Gains Amount") of the dividends (as determined for federal income tax purposes) paid or made available for the year to holders of all series of stock (the "Total Dividends"), then the portion of the Capital Gains Amount that shall be allocable to the holders of Series B Preferred Stock shall be in proportion to the amount that the total dividends (as determined for federal income tax purposes) paid or made available to the holders of the Series B Preferred Stock for the year bears to the Total Dividends. Since January 1, 1998, the Company has made a similar allocation with respect to any undistributed long-term capital gains of the Company which are to be included in its stockholders' long-term capital gains, based on the allocation of the Capital Gains Amount which would have resulted if such undistributed long-term capital gains had been distributed as "capital gains dividends" by the Company to its stockholders.

          (5) No full dividends will be declared or paid or set apart for payment on any series of preferred stock ranking, as to dividends, on a parity with or junior to the Series B Preferred Stock (other than a dividend in shares of any series of stock ranking junior to the Series B Preferred Stock as to dividends and upon liquidation) for any period unless full cumulative dividends have been or contemporaneously are declared and paid, or declared and a sum sufficient for the payment thereof is set apart for such payment, on the Series B Preferred Stock for all past dividend periods and the then current dividend period. When dividends are not paid in full (or a sum sufficient for such full payment is not so set apart) upon the Series B Preferred Stock and the shares of any other series of Preferred Stock ranking on a parity as to dividends with the Series B Preferred Stock (including the Series A Preferred Stock), all dividends declared upon the Series B Preferred Stock and any other series of preferred stock ranking on a parity as to dividends with the Series B Preferred Stock shall be declared pro rata so that the amount of dividends declared per share of Series B Preferred Stock and such other series of preferred stock shall in all cases bear to each other the same ratio that accrued dividends per share on the Series B Preferred Stock and such other series of preferred stock (which shall not include any accrual in respect of unpaid dividends for prior dividend periods if such preferred stock does not have a cumulative dividend) bear to each other.

          (6) Except as provided in the immediately preceding paragraph, unless full cumulative dividends on the Series B Preferred Stock have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof is set apart for payment for all past dividend periods and the then current dividend period, no dividends (other than in shares of Common Stock or other shares of capital stock ranking junior to the Series B Preferred Stock as to dividends and upon liquidation) shall be declared or paid or set aside for payment nor shall any other distribution be declared or made upon the Common Stock, or any other capital stock of the Company ranking junior to or on a parity with the Series B Preferred Stock as to dividends or upon liquidation, nor shall any shares of Common Stock, or any other shares of capital stock of the Company ranking junior to or on a parity with the Series B Preferred Stock as to dividends or upon liquidation be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares of any such stock) by the Company (except by conversion into or exchange for other capital stock of the Company ranking junior to the Series B Preferred Stock as to dividends and upon liquidation, pursuant to Paragraph I to ensure the Company's continued status as a REIT (as defined herein), or pursuant to comparable Charter provisions with respect to other series of the Company's stock).

     F.  Liquidation Preference.  Upon any liquidation, dissolution or winding
         ----------------------
up of the affairs of the Company, voluntary or involuntary, the holders of shares of Series B Preferred Stock will be entitled to be paid out of the assets of the Company legally available for distribution to its shareholders a liquidation preference of $25 per share (the "Liquidation Preference"), plus an amount equal to any accrued and unpaid dividends to the date of payment, before any distribution of assets is made to holders of Common Stock or any other series of capital stock of the Company that ranks junior to the Series B Preferred Stock as to liquidation rights. If, upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the amounts payable with respect to the Series B Preferred Stock and any other shares of preferred stock of the Company ranking as to any such distribution on a parity with the Series

B Preferred Stock (including the Series A Preferred Stock) are not paid in full, the holders of the Series B Preferred Stock and of such other shares of Preferred Stock of the Company (including the Series A Preferred Stock) will share ratably in any such distribution of assets of the Company in proportion to the full respective preferential amounts to which they are entitled. After payment to the holders of the Series B Preferred Stock of the full preferential amounts of the liquidating distribution to which they are entitled, the holders of the Series B Preferred Stock will be entitled to no further participation in any distribution of assets by the Company.

          If such payment shall have been made in full to all holders of shares of Series B Preferred Stock (and any equity securities ranking on a parity with the Series B Preferred Stock as to rights upon liquidation, dissolution or winding up of the Company (including the Series A Preferred Stock)), the remaining assets of the Company shall be distributed among the holders of any other classes or series of stock ranking junior to the Series B Preferred Stock upon liquidation, dissolution or winding up, according to their respective rights and preferences and in each case according to their respective number of shares. The consolidation or merger of the Company with or into any other corporation, or the sale, lease or conveyance of all or substantially all of the property or business of the Company, shall not be deemed to constitute a liquidation, dissolution or winding up of the Company.

          In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of stock of the Company or otherwise is permitted under the Maryland General Corporation Law (the "MGCL"), no effect shall be given to amounts that would be needed if the Company would be dissolved at the time of the distribution to satisfy the preferential rights upon distribution of holders of shares of stock of the Corporation whose preferential rights upon distribution are superior to those receiving the distribution.

     G.  Redemption.
         ----------

         (1) The Series B Preferred Stock is not redeemable prior to September 30, 2003. To ensure that the Company remains a qualified real estate investment trust ("REIT") for federal and state income tax purposes, however, the Series B Preferred Stocks shall be subject to the provisions of Paragraph I pursuant to which Series B Preferred Stock owned by a stockholder in violation of the restrictions set forth in Paragraph I or certain other limitations shall automatically be transferred to a Trust for the benefit of a Charitable Beneficiary (as defined in Paragraph I) and the Company shall have the right to purchase such shares, as provided in Paragraph I. On and after September 30, 2003, the Company, at its option, upon not less than 30 nor more than 60 days' written notice, may redeem shares of the Series B Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25 per share, plus all accrued and unpaid dividends thereon to the date fixed for redemption, without interest, to the extent the Company has funds legally available therefor. The redemption price (other than the portion thereof consisting of accrued and unpaid dividends) is payable solely out of the sale proceeds of other capital stock of the Company, which may include shares of other series of Preferred Stock. For purposes of the preceding sentence, "capital stock" means any common stock, Preferred Stock, depositary shares, interests, participation or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing. Holders of Series B Preferred Stock to be redeemed shall surrender such Series B Preferred Stock at the place designated in such notice and shall be entitled to the redemption price and any accrued and unpaid dividends payable upon such redemption following such surrender. If notice of redemption of any shares of Series B Preferred Stock has been given and if the funds necessary for such redemption have been set aside by the Company in trust for the benefit of the holders of any shares of Series B Preferred Stock so called for redemption, then from and after the redemption date dividends will cease to accrue on such shares of Series B Preferred Stock, such shares of Series B Preferred Stock shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the redemption price. If less than all of the outstanding Series B Preferred Stock is to be redeemed, the Series B Preferred Stock to be redeemed shall be selected pro rata (as nearly as may be practicable without creating fractional shares) or by any other equitable method determined by the Company.

          (2) Unless full cumulative dividends on all shares of Series B Preferred Stock shall have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for payment for all past dividend periods and the then current dividend period, no shares of Series B Preferred Stock shall be redeemed unless all outstanding shares of Series B Preferred Stock are simultaneously redeemed and the Company shall not purchase or otherwise acquire directly or indirectly any shares of Series B Preferred Stock (except by exchange for capital stock of the Company ranking junior to the Series B Preferred Stock as to dividends and upon liquidation); provided, however, that the foregoing shall not prevent the purchase by the Company of shares of Series B Preferred Stock in order to ensure that the Company continues to meet the requirements for qualification as a REIT for federal and state income tax purposes, or the purchase or acquisition of shares of Series B Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Series B Preferred Stock. So long as no dividends are in arrears, the Company shall be entitled at any time and from time to time to repurchase shares of Series B Preferred Stock in open-market transactions duly authorized by the Board of Directors and effected in compliance with applicable laws.

          (3) Notice of redemption will be given by publication in a newspaper of general circulation in the City of New York, such publication to be made once a week for two successive weeks commencing not less than 30 nor more than 60 days prior to the redemption date. A similar notice furnished by the Company will be mailed, postage prepaid, not less than 30 nor more than 60 days prior to the redemption date, addressed to the respective holders of record of the Series B Preferred Stock to be redeemed at their respective addresses as they appear on the stock transfer records of the transfer agent. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock except as to the holder to whom notice was defective or not given. Each notice shall state: (i) the redemption date; (ii) the redemption price; (iii) the number of shares of Series B Preferred Stock to be redeemed; (iv) the place or places where the Series B Preferred Stock is to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date. If less than all of the Series B Preferred Stock held by any holder is to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series B Preferred Stock held by such holder to be redeemed.

          (4) Immediately prior to any redemption of Series B Preferred Stock, the Company shall pay, in cash, any accumulated and unpaid dividends through the redemption date, unless a redemption date falls after a Dividend Record Date and prior to the corresponding Dividend Payment Date, in which case each holder of Series B Preferred Stock at the close of business on such Dividend Record Date shall be entitled to the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the redemption of such shares before such Dividend Payment Date.

          (5) From and after the redemption date (unless default shall be made by the Company in providing for the payment of the redemption price plus accumulated and unpaid dividends, if any), dividends shall cease to accumulate on the shares of Series B Preferred Stock called for redemption and all rights of the holders thereof (except the right to receive the redemption price plus accumulated and unpaid dividends, if any) shall cease.

     H.   Voting Rights.
          -------------

          (1) Holders of the Series B Preferred Stock will not have any voting rights, except as set forth below.

          (2) Whenever dividends on any shares of Series B Preferred Stock shall be in arrears for six or more quarterly periods, whether or not consecutive, the holders of such shares of Series B Preferred Stock (voting separately as a class with all other series of Preferred Stock upon which like voting rights have been conferred, including the Series A Preferred Stock, and are exercisable) will be entitled to vote for the election of a total of two additional directors of the Company at a special meeting called by the holders of record of at least 25% of the Series B Preferred Stock or the holders of any other series of Preferred Stock so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of shareholders) or at the next annual meeting of shareholders, and at each subsequent annual meeting until all dividends accumulated on such shares of Series B Preferred Stock for the past dividend periods and the then current dividend period shall have been fully paid or declared and a sum sufficient for the payment thereof set aside for payment. In such case, the entire Board of Directors of the Company will be increased by two directors.

          (3) So long as any shares of Series B Preferred Stock remain outstanding, the Company shall not, without the consent or the affirmative vote of the holders of at least two-thirds of the shares of the Series B Preferred Stock outstanding at the time, given in person or by proxy, either in writing or at a meeting (such Series B Preferred Stock voting separately as a class), (i) authorize, create or issue, or increase the authorized or issued amount of, any series of stock ranking prior to such Series B Preferred Stock with respect to the payment of dividends, or the distribution of assets on liquidation, dissolution or winding up, or reclassify any authorized stock of the Company into any such shares, or create, authorize or issue any obligation or security convertible into or evidencing the right to purchase any such shares or (ii) repeal, amend, or otherwise change any of the provisions applicable to the Series B Preferred Stock in any manner which materially and adversely affects the powers, preferences, voting power or other rights or privileges of the Series B Preferred Stock or the holders thereof; provided, however, that any increase in the amount of the authorized Preferred Stock or the creation or issuance of other series of Preferred Stock, or any increase in the amount of authorized shares of the Series B Preferred Stock or of any other series of Preferred Stock, in each case ranking on a parity, including the Series A Preferred Stock, with or junior to the Series B Preferred Stock, shall not be deemed to materially and adversely affect such rights, preferences, privileges or voting powers.

          (4) The foregoing voting provisions will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series B Preferred Stock shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been deposited in trust to effect such redemption.

          (5) Except as expressly stated in these Series B Terms, the Series B Preferred Stock will not have any relative, participating, optional or other special voting rights and powers, and the consent of the holders thereof shall not be required for the taking of any corporate action, including but not limited to, any merger or consolidation involving the Company or a sale of all or substantially all of the assets of the Company, irrespective of the effect that such merger, consolidation or sale may have upon the rights, preferences or voting power of the holders of the Series B Preferred Stock.

     I.   Restrictions on Ownership and Transfer to Preserve Tax Benefit.
          --------------------------------------------------------------

          (1) Definitions.  For the purposes of Paragraph I of these Series B
              -----------
Terms, the following terms shall have the following meanings:

          "Beneficial Ownership" shall mean ownership of Series B Preferred Stock by a Person who is or would be treated as an owner of such Series B Preferred Stock either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

          "Charitable Beneficiary" shall mean one or more beneficiaries of a Trust, as determined pursuant to Subparagraph I(3)(f) of these Series B Terms, each of which shall be an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

          "Code" shall mean the Internal Revenue Code of 1986, as amended. All section references to the Code shall include any successor provisions thereof as may be adopted from time to time.

          "Constructive Ownership" shall mean ownership of Series B Preferred Stock by a Person who is or would be treated as an owner of such Series B

          Preferred Stock either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

          "IRS" shall mean the United States Internal Revenue Service.

          "Market Price" shall mean the last reported sales price reported on the New York Stock Exchange of the Series B Preferred Stock on the trading day immediately preceding the relevant date, or if the Series B Preferred Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Series B Preferred Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Series B Preferred Stock may be traded, or if the Series B Preferred Stock is not then traded over any exchange or quotation system, then the market price of the Series B Preferred Stock on the relevant date as determined in good faith by the Board of Directors of the Company.

          "Ownership Limit" shall mean 9.9% (by value or by number of shares, whichever is more restrictive) of the outstanding Series B Preferred Stock of the Company.

          "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of shares of Series B Preferred Stock provided that the ownership of such shares of Series B Preferred Stock by such underwriter would not result in the Company being "closely held" within the meaning of Section 856(h) of the Code, or otherwise result in the Company failing to qualify as a REIT.

          "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Subparagraph I(2)(b) of this these Series B Terms, the Purported Record Transferee, unless the Purported Record Transferee would have acquired or owned shares of Series B Preferred Stock for another Person who is the beneficial transferee or beneficial owner of such shares, in which case the Purported Beneficial Transferee shall be such Person.

          "Purported Record Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Subparagraph I(2)(b) of these Series B Terms, the record holder of the Series B Preferred Stock if such Transfer had been valid under Subparagraph I(2)(a) of these Series B Terms.

          "REIT" shall mean a real estate investment trust under Sections 856 through 860 of the Code and, for purposes of taxation of the Company under applicable state law, comparable provisions of the law of such state.

          "Restriction Termination Date" shall mean the first day after the date hereof on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a REIT.

          "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Series B Preferred Stock, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Series B Preferred Stock or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Series B Preferred Stock), whether voluntary or involuntary, whether such transfer has occurred of record or of beneficial ownership or Beneficial Ownership or Constructive Ownership (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Series B Preferred Stock), and whether such transfer has occurred by operation of law or otherwise.

          "Trust" shall mean each of the trusts provided for in Subparagraph I(3) of these Series B Terms.

          "Trustee" shall mean any Person unaffiliated with the Company, or a Purported Beneficial Transferee, or a Purported Record Transferee, that is appointed by the Company to serve as trustee of a Trust.

          (2) Restriction on Ownership and Transfers.
              --------------------------------------

              (a) Prior to the Restriction Termination Date:

                  (i) except as provided in Subparagraph I(9) of these Series B Terms, no Person shall Beneficially Own Series B Preferred Stock in excess of the Ownership Limit;

                  (ii) except as provided in Subparagraph I(9) of these Series B Terms, no Person shall Constructively Own Series B Preferred Stock in excess of the Ownership Limit;

                  (iii) no Person shall Beneficially or Constructively Own Series B Preferred Stock which, taking into account any other capital stock of the Company Beneficially or Constructively Owned by such Person, would result in the Company being "closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including but not limited to Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in
Section 856(d)(2)(B) of the Code if the income derived by the Company (either directly or indirectly through one or more partnerships) from such tenant would cause the Company to fail to satisfy any of the gross income requirements of
Section 856(c) of the Code or comparable provisions of any applicable state law).

          (b) If prior to the Restriction Termination Date, any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the New York Stock Exchange ("NYSE")) or other event occurs that, if effective, would result in any Person Beneficially or Constructively Owning Series B Preferred Stock in violation of Subparagraph I(2)(a) of these Series B Terms, (1) then that number of shares of Series B Preferred Stock that otherwise would cause such Person to violate Subparagraph I(2)(a) of these Series B Terms (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Subparagraph I(3), effective as of the close of business on the business day prior to the date of such Transfer or other event, and such Purported Beneficial Transferee shall thereafter have no rights in such shares or (2) if, for any reason, the transfer to the Trust described in clause
(1) of this sentence is not automatically effective as provided therein to prevent any Person from Beneficially or Constructively Owning Series B Preferred Stock in violation of Subparagraph I(2)(a) of these Series B Terms, then the Transfer of that number of shares of Series B Preferred Stock that otherwise would cause any Person to violate Subparagraph I(2)(a) shall be void ab initio, and the Purported Beneficial Transferee shall have no rights in such shares.

          (c) Notwithstanding any other provisions contained herein, prior to the Restriction Termination Date, any Transfer of Series B Preferred Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in the capital stock of the Company being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such Series B Preferred Stock.

     (3) Transfers of Series B Preferred Stock in Trust.
         ----------------------------------------------

          (a) Upon any purported Transfer or other event described in Subparagraph I(2)(b) of these Series B Terms, such Series B Preferred Stock shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to the Trust pursuant to Subparagraph I(2)(b). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company, any Purported

Beneficial Transferee or any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Company as provided in Subparagraph I(3)(f) of these Series B Terms.

          (b) Series B Preferred Stock held by the Trustee shall be issued and outstanding Series B Preferred Stock of the Company. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares of Series B Preferred Stock held by the Trustee. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares of Series B Preferred Stock held in the Trust.

          (c) The Trustee shall have all voting rights and rights to dividends with respect to Series B Preferred Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid to or on behalf of the Purported Record Transferee or Purported Beneficial Transferee prior to the discovery by the Company that shares of Series B Preferred Stock have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such Series B Preferred Stock. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary.

          The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Series B Preferred Stock held in the Trust and, subject to Maryland law, effective as of the date the Series B Preferred Stock has been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee with respect to such Series B Preferred Stock prior to the discovery by the Company that the Series B Preferred Stock has been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding any other provision of these Series B Terms to the contrary, until the Company has received notification that the Series B Preferred Stock has been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

          (d) Within 20 days of receiving notice from the Company that shares of Series B Preferred Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares of Series B Preferred Stock held in the Trust to a Person, designated by the Trustee, whose ownership of the shares of Series B Preferred Stock will not violate the ownership limitations set forth in Subparagraph I(2)(a). Upon such sale, the interest of the Charitable Beneficiary in the shares of Series B Preferred Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Subparagraph I(3)(d). The Purported Record Transferee shall receive the lesser of (1) the price paid by the Purported Record Transferee for the shares of Series B Preferred Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Series B Preferred Stock at Market Price, the Market Price of such shares of Series B Preferred Stock on the day of the event which resulted in the transfer of such shares of Series B Preferred Stock to the Trust) and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares of Series B Preferred Stock held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Company that shares of such Series B Preferred Stock have been transferred to the Trustee, such shares of Series B Preferred Stock are sold by a Purported Record Transferee then (i) such shares of Series B Preferred Stock shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee received an amount for such shares of Series B Preferred Stock that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this Subparagraph I(3)(d), such excess shall be paid to the Trustee upon demand.

          (e) Series B Preferred Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the shares of Series B Preferred Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Series B Preferred Stock at Market Price, the Market Price of such shares of Series B Preferred Stock on the day of the event which resulted in the transfer of such shares of Series B Preferred Stock to the Trust) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the shares of Series B Preferred Stock held in the Trust pursuant to Subparagraph I(3)(d). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares of Series B Preferred Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any dividends or other distributions held by the Trustee with respect to such Series B Preferred Stock shall thereupon be paid to the Charitable Beneficiary.

          (f) By written notice to the Trustee, the Company shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Series B Preferred Stock held in the Trust would not violate the restrictions set forth in Subparagraph I(2)(a) in the hands of such Charitable Beneficiary.

     (4) Remedies For Breach. If the Board of Directors or a committee thereof
         -------------------
or other designees if permitted by the MGCL shall at any time determine in good faith that a Transfer or other event has taken place in violation of Subparagraph I(2) of these Series B Terms or that a Person intends to acquire, has attempted to acquire or may acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of Series B Preferred Stock of the Company in violation of Subparagraph I(2) of these Series B Terms, the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, causing the Company to redeem shares of Series B Preferred Stock, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer; provided, however, that any

Transfers (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of Subparagraph I(2)(a) of these Series B Terms, shall automatically result in the transfer to a Trust as described in Subparagraph I(2)(b) and any Transfer in violation of Subparagraph I(2)(c) shall automatically be void ab initio irrespective of any action (or non-action) by the Board of Directors.

          (5) Notice of Restricted Transfer.  Any Person who acquires or
              -----------------------------
attempts to acquire shares of Series B Preferred Stock in violation of Subparagraph I(2) of these Series B Terms, or any Person who is a Purported Beneficial Transferee such that an automatic transfer to a Trust results under Subparagraph I(2)(b) of these Series B Terms, shall immediately give written notice to the Company of such event and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Company's status as a REIT.

          (6) Owners Required To Provide Information.  Prior to the Restriction
              --------------------------------------
Termination Date each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of Series B Preferred Stock and each Person (including the shareholder of record) who is holding Series B Preferred Stock for a beneficial owner or Beneficial Owner or Constructive Owner shall provide to the Company such information that the Company may request, in good faith, in order to determine the Company's status as a REIT.

          (7) Remedies Not Limited.  Nothing contained in these Series B Terms
              --------------------
(but subject to Subparagraph I(13) of these Series B Terms) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its shareholders by preservation of the Company's status as a REIT.

          (8) Ambiguity.  In the case of an ambiguity in the application of any
              ---------
of the provisions of this Paragraph I of these Series B Terms, including any definition contained in Subparagraph I(1), the Board of Directors shall have the power to determine the application of the provisions of this Paragraph I with respect to any situation based on the facts known to it (subject, however, to the provisions of Subparagraph I(13) of these Series B Terms). In the event Paragraph I requires an action by the Board of Directors and these Series B Terms fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Paragraph I. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Subparagraph I(2)) acquired Beneficial or Constructive Ownership of Series B Preferred Stock in violation of Subparagraph I(2)(a), such remedies (as applicable) shall apply first to the shares of Series B Preferred Stock which, but for such remedies, would have been actually owned by such Person, and second to shares of Series B Preferred Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Series B Preferred Stock based upon the relative number of the shares of Series B Preferred Stock held by each such Person.

          (9)  Exceptions.
               ----------

               (a) Subject to Subparagraph I(2)(a)(iii), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Beneficially Owning shares of Series B Preferred Stock in violation of Subparagraph I(2)(a)(i) if the Board of Directors obtains any representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such shares of Series B Preferred Stock will violate Section I(2)(a)(i) or that any such violation will not cause the Company to fail to qualify as a REIT under the Code, and agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in Subparagraph I(2) of these Series B Terms) or attempted violation will result in such Series B Preferred Stock being transferred to a Trust in accordance with Subparagraph I(2)(b) of these Series B Terms.

               (b) Subject to Subparagraph I(2)(a)(iii), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Constructively Owning Series B Preferred Stock in violation of Subparagraph I(2)(a)(ii), if the Company obtains any representations and undertakings from such Person as are reasonably necessary to ascertain that such Person does not and will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned in whole or in part by the Company) that would cause the Company to own, actually or Constructively more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and that any violation or attempted violation will result in such Series B Preferred Stock being transferred to a Trust in accordance with Subparagraph I(2)(b) of these Series B Terms. Notwithstanding the foregoing, the inability of a Person to make the certification described in this Subparagraph I(9)(b) shall not prevent the Board of Directors, in its sole discretion, from exempting such Person from the limitation on a Person Constructively Owning Series B Preferred Stock in violation of Subparagraph I(2)(a)(ii) if the Board of Directors determines that the resulting application of Section 856(d)(2)(B) of the Code would affect the characterization of less than 0.5% of the gross income (as such term is used in Section 856(c)(2) of the Code) of the Company in any taxable year, after taking into account the effect of this sentence with respect to all other Series B Preferred Stock to which this sentence applies.

               (c) Prior to granting any exception pursuant to Subparagraph I(9)(a) or (b) of these Series B Terms, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company's status as a REIT.

          (10) Preemptive Rights.  No holder of shares of Series B Preferred
               -----------------
Stock shall have any preemptive or preferential right to subscribe for or to purchase any additional shares of any series, or any bonds or convertible securities of any nature.

          (11) Legends.  Each certificate for Series B Preferred Stock shall
               -------
bear the following legends:

                                CLASSES OF STOCK

"THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK CONSISTING OF COMMON STOCK AND ONE OR MORE SERIES OF PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH SERIES OF PREFERRED STOCK BEFORE THE ISSUANCE OF ANY SUCH SERIES OF PREFERRED STOCK THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER MAKING A REQUEST THEREFOR, A COPY OF THE COMPANY'S CHARTER AND A FULL STATEMENT WITH RESPECT TO DESIGNATIONS AND ANY PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE COMPANY HAS THE AUTHORITY TO ISSUE AND, SINCE THE COMPANY IS AUTHORIZED TO ISSUE PREFERRED STOCK IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. REQUEST FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE."

                     RESTRICTION ON OWNERSHIP AND TRANSFER

"THE SHARES OF SERIES B PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE COMPANY'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE ARTICLES SUPPLEMENTARY FOR THE SERIES B PREFERRED STOCK, (i) NO PERSON MAY BENEFICIALLY OWN SHARES OF THE COMPANY'S SERIES B PREFERRED STOCK IN EXCESS OF 9.9% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING SERIES B PREFERRED STOCK OF THE COMPANY; (ii) NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF THE COMPANY'S SERIES B PREFERRED STOCK IN EXCESS OF 9.9% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING SERIES B PREFERRED STOCK OF THE COMPANY; (iii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES B PREFERRED STOCK THAT, TAKING INTO ACCOUNT ANY OTHER CAPITAL STOCK OF THE COMPANY BENEFICIALLY OR CONSTRUCTIVELY OWNED BY SUCH PERSON, WOULD RESULT IN THE COMPANY BEING "CLOSELY HELD" UNDER
SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE COMPANY TO FAIL TO QUALIFY AS A REIT; AND (iv) NO PERSON MAY TRANSFER SERIES B

PREFERRED STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE COMPANY BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES B PREFERRED STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES B PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE COMPANY. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SERIES B PREFERRED STOCK REPRESENTED HEREBY IN EXCESS OF SUCH RESTRICTIONS WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE COMPANY MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND WHICH ARE DEFINED IN THE ARTICLES SUPPLEMENTARY FOR THE SERIES B PREFERRED STOCK SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN SUCH ARTICLES SUPPLEMENTARY, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SERIES B PREFERRED STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE."

          (12) Severability.  If any provision of this Paragraph I or any
               ------------
application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

          (13) NYSE.  Nothing in this Paragraph I shall preclude the settlement
               ----
of any transaction entered into through the facilities of the NYSE. The shares of Series B Preferred Stock that are the subject of such transaction shall continue to be subject to the provisions of this Paragraph I after such settlement.

          (14) Applicability of Paragraph I.  The provisions set forth in this
               ----------------------------
Paragraph I shall apply to the Series B Preferred Stock notwithstanding any contrary provisions of the Series B Preferred Stock provided for elsewhere in these Series B Terms.

     J.  Conversion.  The Series B Preferred Stock is not convertible into or
         ----------
exchangeable for any other property or securities of the Company.

                                  Exhibit 3.1

                                   EXHIBIT C
                                   ---------

                      HEALTH CARE PROPERTY INVESTORS, INC.

              8.60% SERIES C CUMULATIVE REDEEMABLE PREFERRED STOCK

     The number of shares, designation, preferences, rights, voting powers, restrictions, limitations, qualifications, terms and conditions of redemption and other terms and conditions of the separate series of Preferred Stock of Health Care Property Investors, Inc. (the "Company") designated as the 8.60% Series C Cumulative Redeemable Preferred Stock are as follows (collectively, the "Series C Terms"):

     1.  Designation and Rank.  This class of Preferred Stock shall be
         --------------------
designated the "8.60% Series C Cumulative Redeemable Preferred Stock" (the "Series C Preferred Stock"). The maximum number of shares of Series C Preferred Stock shall be forty thousand (40,000). Shares of the Series C Preferred Stock shall have a liquidation preference of $2,500.00 per share (the "Liquidation Preference"). The Series C Preferred Stock shall rank senior to the Company's common stock, par value $1.00 per share (the "Common Stock"), and to all other classes and series of equity securities of the Company now or hereafter authorized, issued or outstanding (the Common Stock and such other classes and series of equity securities collectively may be referred to herein as the "Junior Stock"), other than Parity Stock (as defined below) or any classes or series of equity securities of the Company ranking senior to (the "Senior Stock") the Series C Preferred Stock as to dividend rights and rights upon liquidation, winding up or dissolution of the Company; provided, however, that with respect to any Senior Stock, the Company has satisfied the provisions of
Section 4(c) hereof. The Series C Preferred Stock shall rank on a parity with the Company's 7 7/8% Series A Cumulative Redeemable Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), and the Company's 8.70% Series B Cumulative Redeemable Preferred Stock, par value $1.00 per share (the "Series B Preferred Stock"), and to all other classes and series of equity securities of the Company now or hereafter authorized, issued or outstanding, the terms of which specifically provide that such equity securities rank on a parity with the Series C Preferred Stock with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company (the Series A Preferred Stock, the Series B Preferred Stock and such other classes and series of equity securities ranking on a parity with the Series C Preferred Stock collectively may be referred to herein as "Parity Stock"). The Series C Preferred Stock shall be junior to all outstanding debt of the Company. The Series C Preferred Stock shall be subject to creation of Parity Stock and Junior Stock to the extent not expressly prohibited by the Charter. The Series C Preferred Stock shall be considered a class of stock of the Company which is separate from each of the Company's Common Stock, Series A Preferred Stock and Series B Preferred Stock.

     2.  Cumulative Dividends Priority.
         -----------------------------

         a.  Payment of Dividends.  The holders of record of shares of Series C
             --------------------
Preferred Stock shall be entitled to receive, when, as, and if declared by the Board, out of funds legally available therefor, cumulative cash dividends at the rate of 8.60% of the Liquidation Preference per annum per share, which shall accrue from the last payment date through which dividends shall have been paid on the shares of 8.60% Cumulative Redeemable Preferred Stock, Series B, of American Health Properties, Inc. in respect of which shares of Series C Preferred Stock are issued (the "Accrual Commencement Date") and be payable quarterly in arrears on the last day of March, June, September and December of each year (and, if the Series C Preferred Stock is issued on or before November 30, 1999, November 30, 1999) or, if such day is a non-business day, on the next business day (each of such dates, a "Dividend Payment Date"). Each declared dividend shall be payable to holders of record as they appear on the stock books of the Company at the close of business on the record dates therefor, which will be the 15th day of the calendar month in which the Dividend Payment Date falls or such other date designated as such, that is not more than 50 nor less than 10 days preceding the payment dates therefor, as is determined by the Board or a duly authorized committee thereof (each of such dates, a "Record Date"). Quarterly dividend periods (each a "Dividend Period") shall commence on and include either (i) the Accrual Commencement Date or (ii) first day after the immediately preceding Dividend Period and shall end on and include the next scheduled Dividend Payment Date, without regard to whether it falls on a business day.

          The amount of dividends payable per share for each full Dividend Period shall be computed by dividing by four the amount determined by applying the 8.60% annual dividend rate to the $2,500.00 liquidation preference of such share. Dividends on the Series C Preferred Stock shall accrue day by day and shall be cumulative. The amount of any dividend payable for any other period shorter than a full Dividend Period shall be computed on the basis of a 360-day year composed of twelve 30-day months and the actual number of days elapsed in such period. Notwithstanding any provision to the contrary contained herein, each outstanding share of Series C Preferred Stock shall be entitled to receive, and shall receive, a dividend with respect to any Record Date equal to the dividend paid with respect to each other share of Series C Preferred Stock which is outstanding on such date.

          b.  Priority as to Dividends.  No full dividends shall be declared or
              ------------------------
paid or set apart for payment on Preferred Stock of any series ranking, as to dividends, on a parity with or junior to the Series C Preferred Stock for any period unless full dividends for the current Dividend Period on the Series C Preferred Stock (including any accumulation in respect of unpaid dividends from prior Dividend Periods) have been or contemporaneously are declared and paid (or declared and a sum sufficient for the payment thereof set apart for such payment). When dividends are not paid in full (or declared and a sum sufficient for such full payment is not so set apart) upon the Series C Preferred Stock and any other Preferred Stock ranking on a parity as to dividends with the Series C Preferred Stock, dividends declared upon shares of Series C Preferred Stock and such other Preferred Stock ranking on a parity as to dividends shall be declared pro rata, so that the amount of dividends declared per share on the Series C Preferred Stock and such other Preferred Stock shall bear in all cases to each other the same ratio that accrued dividends for the then current Dividend Period per share on the shares of Series C Preferred Stock (including any accumulation in respect of unpaid dividends for prior Dividend Periods) and accrued dividends, including required or permitted accumulations, if any, of such other Preferred Stock, bear to each other.

          Unless full dividends on the Series C Preferred Stock have been declared and paid or set apart for payment for the current Dividend Period (including any accumulation in respect of unpaid dividends for prior Dividends Periods) (i) no cash dividend or other distribution (other than in shares of Junior Stock or options, warrants or right to subscribe for or purchase same) shall be declared or paid or set aside for payment on the Junior Stock, (ii) the Company may not, directly or indirectly, repurchase, redeem or otherwise acquire any shares of its Junior Stock (or any moneys paid to or made available for a sinking fund for the redemption of any shares except by conversion into or exchange for Junior Stock) and (iii) the Company may not, directly or indirectly, repurchase, redeem or otherwise acquire any shares of Series C Preferred Stock or Parity Stock (or any moneys paid to or made available for a sinking fund for the redemption of any shares of any such stock) otherwise than pursuant to a pro rata offer to purchase or a concurrent redemption of all, or a pro rata portion, of the outstanding shares of Series C Preferred Stock and Parity Stock (except by conversion into or exchange for Junior Stock).

          The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company if, under the preceding paragraph, the Company would be prohibited from purchasing or otherwise acquiring such shares at such time and in such manner.

          The Series C Preferred Stock will not be entitled to any dividends in excess of full cumulative dividends as described above and shall not be entitled to participate in the earnings or assets of the Company, and no interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series C Preferred Stock which may be in arrears.

          Any dividend payment made on the Series C Preferred Stock shall first be credited against the earliest accrued but unpaid dividend due with respect to such shares which remains payable.

          If, for any taxable year, the Company elects to designate as "capital gain dividends" (as defined in Section 857 of the Code), any portion (the "Capital Gains Amount") of the dividends (as determined for federal income tax purposes) paid or made available for the year to holders of all classes of shares (the "Total Dividends"), then the portion of the Capital Gains Amount that shall be allocated to the holders of the Series C Preferred Stock shall equal (i) the Capital Gains Amount multiplied by (ii) a fraction that is equal to (a) the total dividends (as determined for federal income tax purposes) paid or made available to the holders of the Series C Preferred Stock for the year over (b) the Total Dividends.

          No dividends on the Series C Preferred Stock shall be authorized by the Board of Directors or be paid or set apart for payment by the Company at such time as the terms and provisions of any agreement of the Company, including any agreement relating to its indebtedness, prohibit such authorization, payment or setting apart for payment or provide that such authorization, payment or setting apart for payment would constitute a breach thereof or a default thereunder, or if such authorization or payment shall be restricted or prohibited by law. Notwithstanding the foregoing, dividends on the Series C Preferred Stock will accrue whether or not the Company has earnings, whether or not there are funds legally available for the payment of such dividends and whether or not such dividends are authorized.

     3.  Redemption.
         ----------

          a.  General.  Subject to the last sentence of this paragraph, the
              -------
shares of the Series C Preferred Stock will not be redeemable prior to October 27, 2002. At any time on or after October 27, 2002, subject to the applicable restrictions set forth in this Section 3 and applicable law, the shares of Series C Preferred Stock may be redeemed, in whole or in part, at the election of the Company, upon notice as provided in Section 3(b), hereof, by resolution of its Board of Directors, at any time or from time to time, at the redemption price of $2500.00 per share, plus, in each case, an amount equal to all accrued and unpaid dividends to the date fixed for redemption. Notwithstanding the foregoing, the Company may redeem all or any portion of the Series C Preferred Stock or Parity Stock to preserve the Company's status of a real estate investment trust.

          If less than all the outstanding shares of Series C Preferred Stock are to be redeemed, the Company will select those to be redeemed pro rata, by lot or by a substantially equivalent method. On and after the redemption date, dividends shall cease to accrue on the shares of Series C Preferred Stock called for redemption, and they shall be deemed to cease to be outstanding, provided that the redemption price (including any accrued and unpaid dividends to the date fixed for redemption) has been duly paid or provided for.

          No Series C Preferred Stock may be redeemed except from proceeds from the sale of other capital stock of the Company, including but not limited to common stock, preferred stock, depositary shares, interests, participations or other ownership interests (however designated) and any rights (other than debt securities convertible into or exchangeable for equity securities) or options to purchase any of the foregoing.

          b.  Notice of Redemption.  Notice of any redemption, setting forth (i)
              --------------------
the date and place fixed for said redemption and the number of shares of Series C Preferred Stock to be redeemed, (ii) the redemption price and (iii) a statement that dividends on the shares of Series C Preferred Stock to be redeemed will cease to accrue on such redemption date, shall be given by publication in a newspaper of general circulation in New York, New York at least once a week for two successive weeks and shall be mailed, postage prepaid, at least 30 days but not more than 90 days prior to said redemption date to each holder of record of the Series C Preferred Stock to be redeemed at his address as the same shall appear on the books of the Company. If less than all the shares of the Series C Preferred Stock owned by such holder are then to be redeemed, the notice shall specify the number of shares thereof which are to be redeemed and the numbers of the certificates representing such shares.

          If such notice of redemption shall have been so given and mailed, and if on or before the redemption date specified in such notice all funds necessary for such redemption shall have been set aside by the Company separate and apart from its other funds in trust for the account of the holders of the shares of the Series C Preferred Stock so to be redeemed (so as to be and continue to be available therefor), then, on and after said redemption date, notwithstanding that any certificate for shares of the Series C Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares of the Series C Preferred Stock so called for redemption shall be deemed to be no longer outstanding, the dividends thereon shall cease to accrue, and all rights with respect to such shares of the Series C Preferred Stock so called for redemption shall forthwith cease and terminate, except only the right of the holders thereof to receive out of the funds so set aside in trust the amount payable on redemption thereof, but without interest, upon surrender (and endorsement or assignment for transfer, if required by the Company) of their certificates.

          However, if such notice of redemption shall have been so given and mailed, and if prior to the date of redemption specified in such notice all said funds necessary for such redemption shall have been irrevocably deposited in trust for the account of the holders of the shares of the Series C Preferred Stock to be redeemed (so as to be and continue to be available therefor) with a bank or trust company named in such notice doing business in the City of New York or the State of California and having capital surplus and undivided profits of at least $50,000,000, thereupon and without awaiting the redemption date, all shares of the Series C Preferred Stock with respect to which such notice shall have been so mailed and such deposit shall have been so made shall be deemed to be no longer outstanding, and all rights with respect to such shares of the Series C Preferred Stock shall forthwith upon such deposit in trust cease and terminate, except only the right of the holders thereof on or after the redemption date to receive from such deposit the amount payable upon the redemption, but without interest, upon surrender (and endorsement or assignment to transfer, if required by the Company) of their certificates.

          In case the holders of shares of the Series C Preferred Stock which shall have been redeemed shall not within two years (or any longer period if required by law) after the redemption date claim any amount so depicted in trust for the redemption of such shares, such bank or trust company shall, upon demand and if permitted by applicable law, pay over to the Company any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof, and hereafter the holders of such shares shall, subject to applicable escheat laws, look only to the Company for payment of the redemption price thereof, but without interest from the date of redemption.

          c.  Status of Shares Redeemed.  Shares of Series C Preferred Stock
              -------------------------
redeemed, purchased or otherwise acquired for value by the Company, shall, after such acquisition, have the status of authorized and unissued shares of Preferred Stock and may be reissued by the Company at any time as shares of any series of Preferred Stock other than as shares of Series C Preferred Stock.

     4.  Voting Rights.
         -------------

          The voting rights of the Series C Preferred Stock shall be as follows:

          a.  General Voting Rights.  Except as expressly provided hereinafter
              ---------------------
in this Section, this Series of Preferred Stock shall have no voting rights.

          b.  Voting Rights Upon Dividend Arrears.
              -----------------------------------

          i.  Right to Elect Directors.  In the event that an amount equal to
              ------------------------
six quarterly dividend payments on this Series of Preferred Stock shall have accrued and be unpaid, the holders of this Series of Preferred Stock shall have the right, voting separately as a class together with holders of shares of any Parity Stock upon which like voting rights have been conferred and are exercisable ("Voting Parity Stock"), to elect two members of the Board of Directors, each member to be in addition to the then authorized number of directors, at a special meeting called by the holders of record of at least 25% of the Series C Preferred Stock or the holders of any other series of Preferred Stock so in arrears (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of stockholders) or at the next annual meeting of stockholders and at each subsequent annual meeting until all dividends accumulated on this Series of Preferred Stock have been paid in full for four consecutive Dividend Periods, including the last preceding Dividend Period.

          ii.  Term of Office of Directors.  Any director who shall have been
               ---------------------------
elected by holders of this Series of Preferred Stock and Voting Parity Stock entitled to vote in accordance with this subparagraph (b) shall hold office for a term expiring (subject to the earlier payment, or declaration and setting aside for payment, of dividends on this Series of Preferred Stock for four consecutive Dividend Periods as described below) at the next annual meeting of stockholders and during such term may be removed at any time, either for or without cause, by, and only by, the affirmative vote of the holders of record of a majority of the shares of this Series of Preferred Stock and Voting Parity Stock present and voting, in person or by proxy, at a special meeting of such stockholders called for such purpose, and any vacancy created by such removal may also be filled at such meeting. A meeting for the removal of a director elected by the holders of this Series of Preferred Stock and Voting Parity Stock and the filling of the vacancy created thereby shall be called by the Secretary of the Company as promptly as possible and in any event within 10 days after receipt of a request therefor signed by the holders of not less than 25% of the outstanding shares of this Series of Preferred Stock, subject to any applicable notice requirements imposed by law or regulation. Such meeting shall be held at the earliest practicable date thereafter, provided that no such meeting shall be required to be held during the 90-day period preceding the date fixed for the annual meeting of stockholders.

          Upon payment, or declaration and setting aside for payment, of dividends on this Series of Preferred Stock for four consecutive Dividend Periods, the terms of office of all directors elected by the holders of the shares of this Series of Preferred Stock and the Voting Parity Stock pursuant thereto then in office, shall, without further action, thereupon terminate unless otherwise required by law. Upon such termination the number of directors constituting the Board of Directors of the Company shall, without further action, be reduced by two, subject always to the increase of the number of directors pursuant to the foregoing provisions in the case of the future right of holders of the shares of this Series of Preferred Stock and Voting Parity Stock to elect directors as provided above.

          iii.  Vacancies.  Any vacancy caused by the death or resignation of a
                ---------
director who shall have been elected in accordance with this subparagraph (b) may be filled by the remaining director so elected or, if not so filled, by a vote of holders of a plurality of the shares of this Series of Preferred Stock and Voting Parity Stock present and voting, in person or by proxy, at a meeting called for such purpose. Unless such vacancy shall have been filled by the remaining director as aforesaid, such meeting shall be called by the Secretary of the Company at the earliest practicable date after such death or resignation, and in any event within 10 days after receipt of a written request signed by the holders of record of at least 25% of the outstanding shares of this Series of Preferred Stock, subject to any applicable notice requirements imposed by law or regulation. Notwithstanding the provisions of this paragraph, no such special meeting shall be required to be held during the 90-day period preceding the date fixed for the annual meeting of stockholders.

          iv.  Stockholders' Right to Call Meeting.  If any meeting of the
               -----------------------------------
holders of this Series of Preferred Stock and Voting Parity Stock required by this subparagraph (b) to be called shall not have been called within 30 days after personal service of a written request therefor upon the Secretary of the Company or within 30 days after mailing the same within the United States of America by registered mail addressed to the Secretary of the Company at its principal executive offices, subject to any applicable notice requirements imposed by law or regulation, then the holders of record of at least 25% of the outstanding shares of this Series of Preferred Stock may designate in writing one of their number to call such meeting at the expense of the Company, and such meeting may be called by such person so designated upon the notice required for annual meetings of stockholders or such shorter notice (but in no event shorter than permitted by law or regulation) as may be acceptable to the holders of a majority of the total number of shares of this Series of Preferred Stock. Any holder of this Series of Preferred Stock so designated shall have access to the Preferred Stock books of the Company for this Series of Preferred Stock for the purpose of causing such meeting to be called pursuant to these provisions.

          v.  Quorum.  At any meeting of the holders of this Series of Preferred
              ------
Stock called in accordance with the provisions of this subparagraph (b) for the election or removal of directors, the presence in person or by proxy of the holders of a majority of the total number of shares of this Series of Preferred Stock and Voting Parity Stock shall be required to constitute a quorum; in the absence of a quorum, a majority of the holders present in person or by proxy shall have power to adjourn the meeting from time to time without notice other than an announcement at the meeting, until a quorum shall be present.

          c.  Voting Rights on Extraordinary Matters.  So long as any shares of
              --------------------------------------
this Series of Preferred Stock shall be outstanding and unless the consent or approval of a greater number of shares shall then be required by law, without first obtaining the approval of the holders of at least two-thirds of the number of shares of this Series of Preferred Stock at the time outstanding (voting separately as a class) given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Company shall not either directly or indirectly or through merger or consolidation with any other company, (i) authorize, create or issue, or increase the authorized or issued amount, of any class or series of stock ranking prior to the shares of this Series of Preferred Stock in rights and preferences or (ii) approve any amendment to (or otherwise alter or repeal) its Charter which would materially and adversely change the specific terms of this Series of Preferred Stock.

          An amendment which increases the number of authorized shares of any class or series of Preferred Stock or authorizes the creation or issuance of other classes or series of

Preferred Stock, in each case ranking junior to or on a parity with this Series of Preferred Stock with respect to the payment of dividends and distribution of assets upon liquidation, dissolution or winding up, or substitutes the surviving entity in a merger or consolidation, reorganization or other business combination for the Company, shall not be considered to be such an adverse change.

          A share exchange that affects this Series of Preferred Stock shall be treated similarly to any merger or consolidation, if such share exchange would have one of the effects referenced in clauses (i) or (ii) of the second preceding paragraph. Any merger, consolidation or share exchange, in which each share of this Series of Preferred Stock remains outstanding without a material adverse change to its terms and rights, or is converted into or exchanged for preferred stock of the surviving entity having preferences, rights, voting powers, restrictions, limitations, qualifications and terms and conditions that are otherwise identical to those of this Series of Preferred Stock (except for changes that do not materially and adversely affect the holders of this Series of Preferred Stock), shall not be considered to implicate the foregoing Voting Rights on Extraordinary Matters. Except as provided above, the holders of this Series of Preferred Stock are not entitled to vote on any merger or consolidation involving the Company, on any share exchange or on a sale of all or substantially all of the assets of the Company.

          d.  One Vote Per Share.  In connection with any matter on which
              ------------------
holders of this Series of Preferred Stock are entitled to vote as provided in paragraphs (b) and (c) of this Section, or any matter on which the holders of this Series of Preferred Stock are entitled to vote as one class or otherwise pursuant to the provisions of the Charter, each holder of this Series of Preferred Stock shall be entitled to one vote for each share of this Series of Preferred Stock held by such holder.

     5.  No Sinking Fund; No Conversion, Etc.  No sinking find and no mandatory
         -----------------------------------
redemption provision or maturity date will be established for the retirement or redemption of shares of Series C Preferred Stock. The shares of Series C Preferred Stock are not convertible into or exchangeable for any other property or securities of the Company.

     6.  Liquidation Rights Priority.
         ---------------------------

          a. In the event of any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Company, the holders of shares of the Series C Preferred Stock shall be entitled to receive, out of the assets of the Company, whether such assets are capital or surplus and whether or not any dividends as such are declared, $2,500.00 per share plus an amount equal to all accrued and unpaid dividend for prior Dividend Periods, and no more, before any distribution shall be made to the holders of any Junior Stock or any other class of stock or series thereof ranking junior to the Series C Preferred Stock with respect to the distribution of assets. After payment of the full amount of the liquidation preference, the holders of shares of the Series C Preferred Stock shall not be entitled to any further participation.

          b. Nothing contained in this Section 6 shall be deemed to prevent redemption of shares of the Series C Preferred Stock by the Company in the manner provided in Section 3.

Neither the merger nor consolidation of the Company into or with any other company, nor the merger or consolidation of any other company into or with the Company, nor a statutory share exchange by the Company, nor a sale, transfer or lease of all or any part of the assets of the Company, shall be deemed to be a liquidation, dissolution or winding up of the Company within the meaning of this
Section 6.

          c. Written notice of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, stating a payment date and the place where the distributable amounts shall be payable, shall be given by mail, postage prepaid, no less than 30 days prior to the payment date stated therein, to the holders of record of the Series C Preferred Stock at their respective addresses as the same shall appear on the books of the Company.

          d. If the amounts available for distribution with respect to the Series C Preferred Stock and all other outstanding stock of the Company ranking on a parity with the Series C Preferred Stock upon liquidation are not sufficient to satisfy the full liquidation rights of all the outstanding Series C Preferred Stock and stock ranking on a parity therewith, then the holders of each series of such stock will share ratably in any such distribution of assets in proportion to the full respective preferential amount (which in the case of the Series C Preferred Stock and any other preferred stock may include accumulated dividends) to which they are entitled.

          e. In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of shares of stock of the Company or otherwise is permitted under the Maryland General Corporation Law (the "MGCL"), no effect shall be given to amounts that would be needed, if the Company were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of holders of shares of stock of the Company whose preferential rights upon dissolution are superior to those receiving the distribution.

     7.  Restrictions on Ownership and Transfer to Preserve Tax Benefit.
         --------------------------------------------------------------

          a.  Definitions.  For the purposes of Section 7 of these Series C
              -----------
Terms, the following terms shall have the following meanings:

               "Beneficial Ownership" shall mean ownership of any capital stock of the Company, inclusive of the Series C Preferred Stock, by a Person who is or would be treated as an owner of such capital stock either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

               "Charitable Beneficiary" shall mean one or more beneficiaries of a Trust, as determined pursuant to Section 7(c)(vi) of these Series C Terms, each of which shall be an organization described in Sections 170(b)(l)(A), 170(c)(2) and 501(c)(3) of the Code.

               "Code" shall mean the Internal Revenue Code of 1986, as amended. All section references to the Code shall include any successor provisions thereof as may be adopted from time to time.

               "Constructive Ownership" shall mean ownership of any capital stock of the Company, inclusive of the Series C Preferred Stock, by a Person who is or would be treated as an owner of such capital stock either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner," "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

               "IRS" shall mean the United States Internal Revenue Service.

               "Market Price" shall mean the last reported sales price reported on the New York Stock Exchange of the Series C Preferred Stock on the trading day immediately preceding the relevant date, or if the Series C Preferred Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Series C Preferred Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Series C Preferred Stock may be traded, or if the Series C Preferred Stock is not then traded over any exchange or quotation system, then the market price of the Series C Preferred Stock on the relevant date as determined in good faith by the Board of Directors of the Company.

               "Ownership Limit" shall mean 9.8% (by value or by number of shares, whichever is more restrictive) of the outstanding shares of capital stock of the Company.

               "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of
               Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of shares of Series C Preferred Stock, provided that the ownership of such shares of Series C Preferred Stock by such underwriter would not result in the Company being "closely held" within the meaning of Section 856(h) of the Code, or otherwise result in the Company failing to qualify as a REIT.

               "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Section 7(b)(ii) of these Series C Terms, the Purported Record Transferee, unless the Purported Record Transferee would have acquired or owned shares of Series C Preferred Stock for another Person who is the beneficial transferee or beneficial owner of such shares, in which case the Purported Beneficial Transferee shall be such Person.

               "Purported Record Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Section 7(b)(ii) of these Series C Terms, the record holder of the Series C Preferred Stock if such Transfer had been valid under Section 7(b)(i) of these Series C Terms.

               "REIT" shall mean a real estate investment trust under Sections 856 through 860 of the Code and, for purposes of taxation of the Company under applicable state law, comparable provisions of the law of such state.

               "Restriction Termination Date" shall mean the first day after the date hereof on which the Board of Directors of the Company determines that it is no longer in the best interests of the Company to attempt to, or continue to, qualify as a "REIT".

               "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Series C Preferred Stock, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Series C Preferred Stock or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Series C Preferred Stock), whether voluntary or involuntary, whether such transfer has occurred of record or of beneficial ownership or Beneficial Ownership or Constructive Ownership (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Series C Preferred Stock), and whether such transfer has occurred by operation of law or otherwise.

               "Trust" shall mean each of the trusts provided for in Section 7(c) of these Series C Terms.

               "Trustee" shall mean any Person unaffiliated with the Company, or a Purported Beneficial Transferee, or a Purported Record Transferee, that is appointed by the Company to serve as trustee of a Trust.

           b.  Restriction on Ownership and Transfers.
               --------------------------------------

               i. Prior to the Restriction Termination Date:

              (A) except as provided in Section 7(i) of these Series C Terms, no Person shall Beneficially Own Series C Preferred Stock which, taking into account any other capital stock of the Company Beneficially Owned by such Person, would cause such ownership to exceed the Ownership Limit;

              (B) except as provided in Section 7(i) of these Series C Terms, no Person shall Constructively Own Series C Preferred Stock which, taking into account any other capital stock of the Company Constructively Owned by such Person, would cause such ownership to exceed the Ownership Limit;

              (C) no Person shall Beneficially or Constructively Own Series C Preferred Stock which, taking into account any other capital stock of the Company Beneficially or Constructively Owned by such Person, would result in the Company being "closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including but not limited to Beneficial or Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in
Section 856(d)(2)(B) of the Code if the income derived by the Company (either directly or indirectly through one or more partnerships) from such tenant would cause the Company to fail to satisfy any of the gross income requirements of
Section 856(c) of the Code or comparable provisions of any applicable state law).

          ii. If prior to the Restriction Termination Date, any Transfer or other event occurs that, if effective, would result in any Person Beneficially or Constructively Owning Series C Preferred Stock in violation of Section 7(b)(i) of these Series C Terms, (1) then that number of shares of Series C Preferred Stock that otherwise would cause such Person to violate Section 7(b)(i) of these Series C Terms (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 7(c), effective as of the close of business on the business day prior to the date of such Transfer or other event, and such Purported Beneficial Transferee shall thereafter have no rights in such shares or (2) if, for any reason, the transfer to the Trust described in clause (1) of this sentence is not automatically effective as provided therein to prevent any Person from Beneficially or Constructively Owning Series C Preferred Stock in violation of Section 7(b)(i) of these Series C Terms, then the Transfer of that number of shares of Series C Preferred Stock that otherwise would cause any Person to violate Section 7(b)(i) shall be void ab initio, and the Purported Beneficial Transferee shall have no rights in such shares.

          iii. Subject to Section 7(m) and notwithstanding any other provisions contained herein, prior to the Restriction Termination Date, any Transfer of Series C Preferred Stock that, if effective, would result in the capital stock of the Company being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such Series C Preferred Stock.

     c.   Transfer of Series C Preferred Stock in Trust.
          ---------------------------------------------

          i. Upon any purported Transfer or other event described in Section 7(b)(ii) of these Series C Terms, such Series C Preferred Stock shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to the Trust pursuant to Section 7(b)(ii). The Trustee shall be appointed by the Company and shall be a Person unaffiliated with the Company, any Purported Beneficial Transferee or any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Company as provided in
Section 7(c)(vi) of these Series C Terms.

          ii. Series C Preferred Stock held by the Trustee shall be issued and outstanding Series C Preferred Stock of the Company. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares of Series C Preferred Stock held by the Trustee. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares of Series C Preferred Stock held in the Trust.

          iii. The Trustee shall have all voting rights and rights to dividends with respect to Series C Preferred Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid to or on behalf of the Purported Record Transferee or Purported Beneficial Transferee prior to the discovery by the Company that shares of Series C Preferred Stock have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such Series C Preferred Stock. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary.

          The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Series C Preferred Stock held in the Trust and, subject to Maryland law, effective as of the date the Series C Preferred Stock has been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee with respect to such Series C Preferred Stock prior to the discovery by the Company that the Series C Preferred Stock has been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Company has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding any other provision of these Series C Terms to the contrary, until the Company has received notification that the Series C Preferred Stock has been transferred into a Trust, the Company shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

          iv. Within 20 days of receiving notice from the Company that shares of Series C Preferred Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares of Series C Preferred Stock held in the Trust to a Person, designated by the Trustee, whose ownership of the shares of Series C Preferred Stock will not violate the ownership limitations set forth in Section 7(b)(i). Upon such sale, the interest of the Charitable Beneficiary in the shares of Series C Preferred Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Section 7(c)(iv). The Purported Record Transferee shall receive the lesser of (1) the price paid by the Purported Record Transferee for the shares of Series C Preferred Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Series C Preferred Stock at Market Price, the Market Price of such shares of Series C Preferred Stock on the day of the event which resulted in the transfer of such shares of Series C Preferred Stock to the Trust) and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares of Series C Preferred Stock held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Company that shares of such Series C Preferred Stock have been transferred to the Trustee, such shares of Series C Preferred Stock are sold by a Purported Record Transferee then (i) such shares of Series C Preferred Stock shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee received an amount for such shares of Series C Preferred Stock that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this
Section 7(c)(iv), such excess shall be paid to the Trustee upon demand.

          v. Series C Preferred Stock transferred to the Trustee shall be deemed to have been offered for sale to the Company, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the shares of Series C Preferred Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Series C Preferred Stock at Market Price, the Market Price of such shares of Series C Preferred Stock on the day of the event which resulted in the transfer of such shares of Series C Preferred Stock to the Trust) and (ii) the Market Price on the date the Company, or its designee, accepts such offer. The Company shall have the right to accept such offer until the Trustee has sold the shares of Series C Preferred Stock held in the Trust pursuant to Section 7(c)(iv). Upon such a sale to the Company, the interest of the Charitable Beneficiary in the shares of Series C Preferred Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any dividends or other distributions held by the Trustee with respect to such Series C Preferred Stock shall thereupon be paid to the Charitable Beneficiary.

          vi. By written notice to the Trustee, the Company shall designate one or more nonprofit organization to be the Charitable Beneficiary of the interest in the Trust such that the Series C Preferred Stock held in the Trust would not violate the restrictions set forth in Section 7(b)(i) in the hands of such Charitable Beneficiary.

          d.  Remedies For Breach.  If the Board of Directors or a committee
              -------------------
thereof or other designees if permitted by the MGCL shall at any time determine in good faith that a Transfer or other event has taken place in violation of
Section 7(b)(i) of these Series C Terms or that a Person intends to acquire, has attempted to acquire or may acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of Series C Preferred Stock of the Company in violation of Section 7(b)(i) of these Series C Terms, the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, causing the Company to redeem shares of Series C Preferred Stock, refusing to give effect to such Transfer on the books of the Company or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of
Section 7(b)(ii) of these Series C Terms, shall automatically result in the transfer to a Trust as described in Section 7(b)(i) and any Transfer in violation of Section 7(b)(ii) shall automatically be void ab initio irrespective of any action (or non-action) by the Board of Directors.

          e.  Notice of Restricted Transfer.  Any Person who acquires or
              -----------------------------
attempts to acquire shares of Series C Preferred Stock in violation of Section 7(b) of these Series C Terms, or any Person who is a Purported Beneficial Transferee such that an automatic transfer to a Trust results under Section 7(b)(ii) of these Series C Terms, shall immediately give written notice to the Company of such event and shall provide to the Company such other information as the Company may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Company's Status as a REIT.

          f.  Owners Required To Provide Information.  Prior to the Restriction
              --------------------------------------
Termination Date each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of Series C Preferred Stock and each Person (including the stockholder of record) who is holding Series C Preferred Stock for a beneficial owner or Beneficial Owner or Constructive Owner shall provide to the Company such information that the Company may request, in good faith, in order to determine the Company's status as a REIT.

          g.  Remedies Not Limited.  Nothing contained in these Series C Terms
              --------------------
(but subject to Section 7(m) of these Series C Terms) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Company and the interests of its shareholders by preservation of the Company's status as a REIT.

          h.  Ambiguity.  In the case of an ambiguity in the application of any
              ---------
of the provisions of this Section 7 of these Series C Terms, including any definition contained in Section 7(a), the Board of Directors shall have the power to determine the application of the provisions of this Section 7 with respect to any situation based on the facts known to it (subject, however, to the provisions of Section 7(m) of these Series C Terms). In the event Section 7(a) requires an action by the Board of Directors and these Series C Terms fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 7. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 7(b)) acquired Beneficial or Constructive Ownership of Series C Preferred Stock in violation of Section 7(b)(i), such remedies (as applicable) shall apply first to the shares of Series C Preferred Stock which, but for such remedies, would have been actually owned by such Person, and second to shares of Series C Preferred Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Series C Preferred Stock based upon the relative number of the shares of Series C Preferred Stock held by each such Person.

          i.  Exceptions.
              ----------

              i. Subject to Section 7(b)(i)(C), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Beneficially Owning shares of Series C Preferred Stock in violation of Section 7(b)(i)(A) if the Board of Directors obtains any representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such shares of Series C Preferred Stock will violate Section 7(b)(i)(A) or that any such violation will not cause the Company to fail to qualify as a REIT under the Code, and agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in Section 7(b) of these Series C Terms) or attempted violation will result in such Series C Preferred Stock being transferred to a Trust in accordance with Section 7(b)(ii) of these Series C Terms.

              ii. Subject to Section 7(b)(i)(C), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Constructively Owning Series C Preferred Stock in violation of Section 7(b)(i)(B), if the Company obtains any representations and undertakings from such Person as are reasonably necessary to ascertain that such Person does not and will not own, actually or Constructively, an interest in a tenant of the Company (or a tenant of any entity owned in whole or in part by the Company (that would cause the Company to own, actually or Constructively more than a 9.8% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and that any violation or attempted violation will result in such Series C Preferred Stock being transferred to a Trust in accordance with Section 7(b)(ii) of these Series C Terms. Notwithstanding the foregoing, the inability of a Person to make the certification described in this Section 7(i)(ii) shall not prevent the Board of Directors, in its sole discretion, from exempting such Person from the limitation on a Person Constructively Owning Series C Preferred Stock in violation of Section 7(b)(i)(B) if the Board of Directors determines that the resulting application of Section 856(d)(2)(B) of the Code would affect the characterization of less than 0.5% of the gross income (as such term is used in Section 856(c)(2) of the Code) of the Company in any taxable year, after taking into account the effect of this sentence with respect to all other Series C Preferred Stock to which this sentence applies.

              iii. Prior to granting any exception pursuant to Section 7(i)(i) or (ii) of these Series C Terms, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Company's status as a REIT.

          j.  Preemptive Rights.  No holder of shares of Series C Preferred
              -----------------
Stock shall have any preemptive or preferential right to subscribe for or to purchase any additional shares of any series, or any bonds or convertible securities of any nature.

          k.  Legends.  Each certificate for Series C Preferred Stock shall bear
              -------
the following legends:

                                Classes of Stock

"THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK CONSISTING OF COMMON STOCK AND ONE OR MORE SERIES OF PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH SERIES OF PREFERRED STOCK BEFORE THE ISSUANCE OF ANY SUCH SERIES OF PREFERRED STOCK. THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER MAKING A REQUEST THEREFOR, A COPY OF THE COMPANY'S CHARTER AND A FULL STATEMENT WITH RESPECT TO DESIGNATIONS AND ANY PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE COMPANY HAS THE AUTHORITY TO ISSUE AND, SINCE THE COMPANY IS AUTHORIZED TO ISSUE PREFERRED STOCK IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. REQUEST FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE."

                     Restriction on Ownership and Transfer

"THE SHARES OF SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE COMPANY'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE ARTICLES SUPPLEMENTARY FOR THE SERIES C PREFERRED STOCK, (i) NO PERSON MAY BENEFICIALLY OWN SHARES OF THE COMPANY'S SERIES C PREFERRED STOCK WHICH, TAKING INTO ACCOUNT ANY OTHER CAPITAL STOCK OF THE COMPANY BENEFICIALLY OWNED BY SUCH PERSON, WOULD CAUSE SUCH OWNERSHIP TO EXCEED 9.8% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY; (ii) NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF THE COMPANY'S SERIES C PREFERRED STOCK WHICH, TAKING INTO ACCOUNT ANY OTHER CAPITAL STOCK OF THE COMPANY CONSTRUCTIVELY OWNED BY SUCH PERSON, WOULD CAUSE SUCH OWNERSHIP TO EXCEED 9.8%

(BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING CAPITAL STOCK OF THE COMPANY; (iii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES C PREFERRED STOCK THAT, TAKING INTO ACCOUNT ANY OTHER CAPITAL STOCK OF THE COMPANY BENEFICIALLY OR CONSTRUCTIVELY OWNED BY SUCH PERSON, WOULD RESULT IN THE COMPANY BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE COMPANY TO FAIL TO QUALIFY AS A REIT; AND (iv) NO PERSON MAY TRANSFER SERIES C PREFERRED STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE COMPANY BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES C PREFERRED STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES C PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE COMPANY. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SERIES C PREFERRED STOCK REPRESENTED HEREBY IN EXCESS OF SUCH RESTRICTIONS WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE COMPANY MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND WHICH ARE DEFINED IN THE ARTICLES SUPPLEMENTARY FOR THE SERIES C PREFERRED STOCK SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN SUCH ARTICLES SUPPLEMENTARY, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SERIES C PREFERRED STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE."

          l.  Severability.  If any provision of this Section 7 or any
              ------------
application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

          m.  NYSE.  Nothing in this Section 7 shall preclude the settlement of
              ----
a transaction entered into through the facilities of the New York Stock Exchange. The shares of Series C Preferred Stock that are the subject of such transaction shall continue to be subject to the provision of this Section 7 after such settlement.

          n.  Applicability of Paragraph.  The provisions set forth in this
              --------------------------
Section 7 shall apply to the Series C Preferred Stock notwithstanding any contrary provisions of the Series C Preferred Stock provided for elsewhere in these Series C Terms.

                                  Exhibit 3.1

                                   EXHIBIT D
                                   ---------

                     HEALTH CARE PROPERTY INVESTORS, INC.

                 SERIES D JUNIOR PARTICIPATING PREFERRED STOCK

     The number of shares, designation, preferences, rights, voting powers, restrictions, limitations, qualifications, terms and conditions of redemption and other terms and conditions of the separate series of Preferred Stock of Health Care Property Investors, Inc. (the "Corporation") designated as the Series D Junior Participating Preferred Stock are as follows (collectively, the "Series D Terms"):

     Section 1.  Designation and Amount.  The shares of such series shall be
                 ----------------------
designated as "Series D Junior Participating Preferred Stock" (the "Series D Preferred Stock") and the number of shares constituting the Series D Preferred Stock shall be 1,000,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

     Section 2.  Dividends and Distributions.
                 ---------------------------

          (A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock, in preference to the holders of Common Stock, par value $1.00 per share (the "Common Stock"), of the Corporation, and of any other stock ranking junior to the Series D Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series D Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series D Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Corporation shall declare a dividend or distribution on the Series D Preferred Stock as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series D Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series D Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series D Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series D Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

The Board of Directors may fix a record date for the determination of holders of shares of Series D Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3.  Voting Rights.  The holders of shares of Series D Preferred
                 -------------
Stock shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series D Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in any other Articles Supplementary creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series D Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series D Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4.  Certain Restrictions.
                 --------------------

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series D Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series D Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

              (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock;

              (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

              (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series D Preferred Stock; or

              (iv) redeem or purchase or otherwise acquire for consideration any shares of Series D Preferred Stock, or any shares of stock ranking on a parity with the Series D Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the

Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5.  Restrictions on Ownership and Transfer to Preserve Tax Benefit.
                 --------------------------------------------------------------

          (A) Definitions.  For the purposes of Section 5 of these Series D
              -----------
Terms, the following terms shall have the following meanings:

          "Beneficial Ownership" shall mean ownership of Series D Preferred Stock by a Person who is or would be treated as an owner of such Series D Preferred Stock either actually or constructively through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

          "Charitable Beneficiary" shall mean one or more beneficiaries of a Trust, as determined pursuant to Section 5(C)(vi) of these Series D Terms, each of which shall be an organization described in Sections 170(b)(1)(A), 170(c)(2) and 501(c)(3) of the Code.

          "Code" shall mean the Internal Revenue Code of 1986, as amended. All section references to the Code shall include any successor provisions thereof as may be adopted from time to time.

          "Constructive Ownership" shall mean ownership of Series D Preferred Stock by a Person who is or would be treated as an owner of such Series D Preferred Stock either actually or constructively through the application of Section 318 of the Code, as modified by Section 856(d)(5) of the Code. The terms "Constructive Owner,"
          "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

          "IRS" shall mean the United States Internal Revenue Service.

          "Market Price" shall mean the last reported sales price reported on the New York Stock Exchange of the Series D Preferred Stock on the trading day immediately preceding the relevant date, or if the Series D Preferred Stock is not then traded on the New York Stock Exchange, the last reported sales price of the Series D Preferred Stock on the trading day immediately preceding the relevant date as reported on any exchange or quotation system over which the Series D Preferred Stock may be traded, or if the Series D Preferred Stock is not then traded over any exchange or quotation system, then the market price of the Series D Preferred Stock on the relevant date as determined in good faith by the Board of Directors of the Corporation.

          "Ownership Limit" shall mean 9.9% (by value or by number of shares, whichever is more restrictive) of the outstanding Series D Preferred Stock of the Corporation.

          "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity; but does not include an underwriter acting in a capacity as such in a public offering of shares of Series D Preferred Stock provided that the ownership of such shares of Series D Preferred Stock by such underwriter would not result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise result in the Corporation failing to qualify as a REIT.

          "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Section 5(B)(ii) of these Series D Terms, the Purported Record Transferee, unless the Purported Record Transferee would have acquired or owned shares of Series D Preferred Stock for another Person who is the beneficial transferee or beneficial owner of such shares, in which case the Purported Beneficial Transferee shall be such Person.

          "Purported Record Transferee" shall mean, with respect to any purported Transfer (or other event) which results in a transfer to a Trust, as provided in Section 5(B)(ii) of these Series D Terms, the record holder of the Series D Preferred Stock if such Transfer had been valid under Section 5(B)(i) of these Series D Terms.

          "REIT" shall mean a real estate investment trust under Sections 856 through 860 of the Code and, for purposes of taxation of the Corporation under applicable state law, comparable provisions of the law of such state.

          "Restriction Termination Date" shall mean the first day after the date hereof on which the Board of Directors of the Corporation determines that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

          "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Series D Preferred Stock, including (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of Series D Preferred Stock or (ii) the sale, transfer, assignment or other disposition of any securities (or rights convertible into or exchangeable for Series D Preferred Stock), whether voluntary or involuntary, whether such transfer has occurred of record or of beneficial ownership or Beneficial Ownership or Constructive Ownership (including but not limited to transfers of interests in other entities which result in changes in Beneficial or Constructive Ownership of Series D Preferred Stock), and whether such transfer has occurred by operation of law or otherwise.

          "Trust" shall mean each of the trusts provided for in Section 5(C) of these Series D Terms.

          "Trustee" shall mean any Person unaffiliated with the Corporation, or a Purported Beneficial Transferee, or a Purported Record Transferee, that is appointed by the Corporation to serve as trustee of a Trust.

          (B) Restriction on Ownership and Transfers.
              --------------------------------------

              (i) Prior to the Restriction Termination Date:

                  (a) except as provided in Section 5(I) of these Series D Terms, no Person shall Beneficially Own Series D Preferred Stock in excess of the Ownership Limit;

                  (b) except as provided in Section 5(I) of these Series D Terms, no Person shall Constructively Own Series D Preferred Stock in excess of the Ownership Limit;

                  (c) no Person shall Beneficially or Constructively Own Series D Preferred Stock which, taking into account any other capital stock of the Corporation Beneficially or Constructively Owned by such Person, would result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code, or otherwise failing to qualify as a REIT (including but not limited to Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in
Section 856(d)(2)(B) of the Code if the income derived by the Corporation (either directly or indirectly through one or more partnerships) from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code or comparable provisions of any applicable state law).

              (ii) If prior to the Restriction Termination Date, any Transfer (whether or not such Transfer is the result of a transaction entered into through the facilities of the New York Stock Exchange ("NYSE")) or other event occurs that, if effective, would result in any Person Beneficially or Constructively Owning Series D Preferred Stock in violation of Section 5(B)(i) of these Series D Terms, (1) then that number of shares of Series D Preferred Stock that otherwise would cause such Person to violate Section 5(B)(i) of these Series D Terms (rounded up to the nearest whole share) shall be automatically transferred to a Trust for the benefit of a Charitable Beneficiary, as described in Section 5(C), effective as of the close of business on the business day prior to the date of such Transfer or other event, and such Purported Beneficial Transferee shall thereafter have no rights in such shares or (2) if, for any reason, the transfer to the Trust described in clause (1) of this sentence is not automatically effective as provided therein to prevent any Person from Beneficially or Constructively Owning Series D Preferred Stock in violation of Section

5(B)(i) of these Series D Terms, then the Transfer of that number of shares of Series D Preferred Stock that otherwise would cause any Person to violate
Section 5(B)(i) shall be void ab initio, and the Purported Beneficial Transferee shall have no rights in such shares.

              (iii) Notwithstanding any other provisions contained herein, prior to the Restriction Termination Date, any Transfer of Series D Preferred Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE) that, if effective, would result in the capital stock of the Corporation being beneficially owned by less than 100 Persons (determined without reference to any rules of attribution) shall be void ab initio, and the intended transferee shall acquire no rights in such Series D Preferred Stock.

          (C) Transfers of Series D Preferred Stock in Trust.
              ----------------------------------------------

              (i)  Upon any purported Transfer or other event described in
Section 5(B)(ii) of these Series D Terms, such Series D Preferred Stock shall be deemed to have been transferred to the Trustee in his capacity as trustee of a Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the business day prior to the purported Transfer or other event that results in a transfer to the Trust pursuant to Section 5(B)(ii). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation, any Purported Beneficial Transferee or any Purported Record Transferee. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 5(C)(vi) of these Series D Terms.

              (ii) Series D Preferred Stock held by the Trustee shall be issued and outstanding Series D Preferred Stock of the Corporation. The Purported Beneficial Transferee or Purported Record Transferee shall have no rights in the shares of Series D Preferred Stock held by the Trustee. The Purported Beneficial Transferee or Purported Record Transferee shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends and shall not possess any rights to vote or other rights attributable to the shares of Series D Preferred Stock held in the Trust.

              (iii) The Trustee shall have all voting rights and rights to dividends with respect to Series D Preferred Stock held in the Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or distribution paid to or on behalf of the Purported Record Transferee or Purported Beneficial Transferee prior to the discovery by the Corporation that shares of Series D Preferred Stock have been transferred to the Trustee shall be paid to the Trustee upon demand, and any dividend or distribution declared but unpaid shall be paid when due to the Trustee with respect to such Series D Preferred Stock. Any dividends or distributions so paid over to the Trustee shall be held in trust for the Charitable Beneficiary.

              The Purported Record Transferee and Purported Beneficial Transferee shall have no voting rights with respect to the Series D Preferred Stock held in the Trust and, subject to Maryland law, effective as of the date the Series D Preferred Stock has been transferred to the Trustee, the Trustee shall have the authority (at the Trustee's sole discretion) (i) to rescind as void any vote cast by a Purported Record Transferee with respect to such Series D Preferred Stock prior to the discovery by the Corporation that the Series D Preferred Stock has been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the

Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding any other provision of these Series D Terms to the contrary, until the Corporation has received notification that the Series D Preferred Stock has been transferred into a Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.

          (iv) Within 20 days of receiving notice from the Corporation that shares of Series D Preferred Stock have been transferred to the Trust, the Trustee of the Trust shall sell the shares of Series D Preferred Stock held in the Trust to a Person, designated by the Trustee, whose ownership of the shares of Series D Preferred Stock will not violate the ownership limitations set forth in Section 5(B)(i). Upon such sale, the interest of the Charitable Beneficiary in the shares of Series D Preferred Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and to the Charitable Beneficiary as provided in this Section 5(C)(iv). The Purported Record Transferee shall receive the lesser of (1) the price paid by the Purported Record Transferee for the shares of Series D Preferred Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Series D Preferred Stock at Market Price, the Market Price of such shares of Series D Preferred Stock on the day of the event which resulted in the transfer of such shares of Series D Preferred Stock to the Trust) and (2) the price per share received by the Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the shares of Series D Preferred Stock held in the Trust. Any net sales proceeds in excess of the amount payable to the Purported Record Transferee shall be immediately paid to the Charitable Beneficiary together with any dividends or other distributions thereon. If, prior to the discovery by the Corporation that shares of such Series D Preferred Stock have been transferred to the Trustee, such shares of Series D Preferred Stock are sold by a Purported Record Transferee then (i) such shares of Series D Preferred Stock shall be deemed to have been sold on behalf of the Trust and (ii) to the extent that the Purported Record Transferee received an amount for such shares of Series D Preferred Stock that exceeds the amount that such Purported Record Transferee was entitled to receive pursuant to this Section 5(C)(iv), such excess shall be paid to the Trustee upon demand.

          (v) Series D Preferred Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price paid by the Purported Record Transferee for the shares of Series D Preferred Stock in the transaction that resulted in such transfer to the Trust (or, if the event which resulted in the transfer to the Trust did not involve a purchase of such shares of Series D Preferred Stock at Market Price, the Market Price of such shares of Series D Preferred Stock on the day of the event which resulted in the transfer of such shares of Series D Preferred Stock to the Trust) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares of Series D Preferred Stock held in the Trust pursuant to Section 5(C)(iv).
Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares of Series D Preferred Stock sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Purported Record Transferee and any dividends or other distributions held by the Trustee with respect to such Series D Preferred Stock shall thereupon be paid to the Charitable Beneficiary.

          (vi) By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Trust such that (i) the Series D Preferred Stock held in the Trust would not violate the restrictions set forth in Section 5(B)(i) in the hands of such Charitable Beneficiary.

      (D) Remedies For Breach.  If the Board of Directors or a committee
          -------------------
thereof or other designees if permitted by the MGCL shall at any time determine in good faith that a Transfer or other event has taken place in violation of
Section 5(B) of these Series D Terms or that a Person intends to acquire, has attempted to acquire or may acquire beneficial ownership (determined without reference to any rules of attribution), Beneficial Ownership or Constructive Ownership of any shares of Series D Preferred Stock of the Corporation in violation of Section 5(B) of these Series D Terms, the Board of Directors or a committee thereof or other designees if permitted by the MGCL shall take such action as it deems advisable to refuse to give effect or to prevent such Transfer, including, but not limited to, causing the Corporation to redeem shares of Series D Preferred Stock, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer; provided, however, that any Transfers (or, in the case of events other than a Transfer, ownership or Constructive Ownership or Beneficial Ownership) in violation of Section 5(B)(i) of these Series D Terms, shall automatically result in the transfer to a Trust as described in Section 5(B)(ii) and any Transfer in violation of Section 5(B)(iii) shall automatically be void ab initio irrespective of any action (or non-action) by the Board of Directors.

      (E) Notice of Restricted Transfer.  Any Person who acquires or
          -----------------------------
attempts to acquire shares of Series D Preferred Stock in violation of Section 5(B) of these Series D Terms, or any Person who is a Purported Beneficial Transferee such that an automatic transfer to a Trust results under Section 5(B)(ii) of these Series D Terms, shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer on the Corporation's status as a REIT.

      (F) Owners Required To Provide Information.  Prior to the Restriction
          --------------------------------------
Termination Date each Person who is a beneficial owner or Beneficial Owner or Constructive Owner of Series D Preferred Stock and each Person (including the shareholder of record) who is holding Series D Preferred Stock for a beneficial owner or Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation's status as a REIT.

      (G) Remedies Not Limited.  Nothing contained in these Series D Terms
          --------------------
(but subject to Section 5(M) of these Series D Terms) shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its shareholders by preservation of the Corporation's status as a REIT.

      (H) Ambiguity.  In the case of an ambiguity in the application of any
          ---------
of the provisions of this Section 5 of these Series D Terms, including any definition contained in Section 5(A), the Board of Directors shall have the power to determine the application of the provisions of this Section 5 with respect to any situation based on the facts known to it (subject, however, to the provisions of Section 5(M) of these Series D Terms). In the event Section 5 requires an action by the Board of Directors and these Series D Terms fail to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Section 5. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in
Section 5(B)) acquired Beneficial or Constructive Ownership of Series D Preferred Stock in violation of Section 5(B)(i), such remedies (as applicable) shall apply first to the shares of Series D Preferred Stock which, but for such remedies, would have been actually owned by such Person, and second to shares of Series D Preferred Stock which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such shares of Series D Preferred Stock based upon the relative number of the shares of Series D Preferred Stock held by each such Person.

      (I)  Exceptions.
           ----------

           (i) Subject to Section 5(B)(i)(c), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Beneficially Owning shares of Series D Preferred Stock in violation of Section 5(B)(i)(a) if the Board of Directors obtains any representations and undertakings from such Person as are reasonably necessary to ascertain that no individual's Beneficial Ownership of such shares of Series D Preferred Stock will violate Section 5(B)(i)(a) or that any such violation will not cause the Corporation to fail to qualify as a REIT under the Code, and agrees that any violation of such representations or undertaking (or other action which is contrary to the restrictions contained in Section 5(B) of these Series D Terms) or attempted violation will result in such Series D Preferred Stock being transferred to a Trust in accordance with Section 5(B)(ii) of these Series D Terms.

           (ii) Subject to Section 5(B)(i)(c), the Board of Directors, in its sole discretion, may exempt a Person from the limitation on a Person Constructively Owning Series D Preferred Stock in violation of Section 5(B)(i)(b), if the Corporation obtains any representations and undertakings from such Person as are reasonably necessary to ascertain that such Person does not and will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned in whole or in part by the Corporation) that would cause the Corporation to own, actually or Constructively more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and that any violation or attempted violation will result in such Series D Preferred Stock being transferred to a Trust in accordance with Section 5(B)(ii) of these Series D Terms. Notwithstanding the foregoing, the inability of a Person to make the certification described in this Section 5(I)(ii) shall not prevent the Board of Directors, in its sole discretion, from exempting such Person from the limitation on a Person Constructively Owning Series D Preferred Stock in violation of Section 5(B)(i)(b) if the Board of Directors determines that the resulting application of Section 856(d)(2)(B) of the Code would affect the characterization of less than 0.5% of the gross income (as such term is used in Section

856(c)(2) of the Code) of the Corporation in any taxable year, after taking into account the effect of this sentence with respect to all other Series D Preferred Stock to which this sentence applies.

           (iii)  Prior to granting any exception pursuant to Section 5(I)(i) or
(ii) of these Series D Terms, the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation's status as a REIT.

      (J) Preemptive Rights.  No holder of shares of Series D Preferred
          -----------------
Stock shall have any preemptive or preferential right to subscribe for or to purchase any additional shares of any series, or any bonds or convertible securities of any name.

      (K) Legends.  Each certificate for Series D Preferred Stock shall bear
          -------
the following legends:

                                Classes of Stock

"THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK CONSISTING OF COMMON STOCK AND ONE OR MORE SERIES OF PREFERRED STOCK. THE BOARD OF DIRECTORS IS AUTHORIZED TO DETERMINE THE PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF EACH SERIES OF PREFERRED STOCK BEFORE THE ISSUANCE OF ANY SUCH SERIES OF PREFERRED STOCK. THE COMPANY WILL FURNISH, WITHOUT CHARGE, TO ANY SHAREHOLDER MAKING A REQUEST THEREFOR, A COPY OF THE COMPANY'S CHARTER AND A FULL STATEMENT WITH RESPECT TO DESIGNATIONS AND ANY PREFERENCES, CONVERSION OR OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS AND OTHER DISTRIBUTIONS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE COMPANY HAS THE AUTHORITY TO ISSUE AND, SINCE THE COMPANY IS AUTHORIZED TO ISSUE PREFERRED STOCK IN SERIES, (i) THE DIFFERENCES IN THE RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES TO THE EXTENT SET, AND (ii) THE AUTHORITY OF THE BOARD OF DIRECTORS TO SET SUCH RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. REQUEST FOR SUCH WRITTEN STATEMENT MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE."

                     Restriction on Ownership and Transfer

"THE SHARES OF SERIES D PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON BENEFICIAL AND CONSTRUCTIVE OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE COMPANY'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). SUBJECT TO CERTAIN FURTHER RESTRICTIONS AND EXCEPT AS EXPRESSLY PROVIDED IN THE ARTICLES SUPPLEMENTARY FOR THE SERIES D

PREFERRED STOCK, (i) NO PERSON MAY BENEFICIALLY OWN SHARES OF THE COMPANY'S SERIES D PREFERRED STOCK IN EXCESS OF 9.9% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING SERIES D PREFERRED STOCK OF THE COMPANY; (ii) NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF THE COMPANY'S SERIES D PREFERRED STOCK IN EXCESS OF 9.9% (BY VALUE OR BY NUMBER OF SHARES, WHICHEVER IS MORE RESTRICTIVE) OF THE OUTSTANDING SERIES D PREFERRED STOCK OF THE COMPANY; (iii) NO PERSON MAY BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES D PREFERRED STOCK THAT, TAKING INTO ACCOUNT ANY OTHER CAPITAL STOCK OF THE COMPANY BENEFICIALLY OR CONSTRUCTIVELY OWNED BY SUCH PERSON, WOULD RESULT IN THE COMPANY BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE CODE OR OTHERWISE CAUSE THE COMPANY TO FAIL TO QUALIFY AS A REIT; AND (iv) NO PERSON MAY TRANSFER SERIES D PREFERRED STOCK IF SUCH TRANSFER WOULD RESULT IN THE CAPITAL STOCK OF THE COMPANY BEING OWNED BY FEWER THAN 100 PERSONS. ANY PERSON WHO BENEFICIALLY OR CONSTRUCTIVELY OWNS OR ATTEMPTS TO BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES D PREFERRED STOCK WHICH CAUSES OR WILL CAUSE A PERSON TO BENEFICIALLY OR CONSTRUCTIVELY OWN SERIES D PREFERRED STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE COMPANY. IF ANY OF THE RESTRICTIONS ON TRANSFER OR OWNERSHIP ARE VIOLATED, THE SERIES D PREFERRED STOCK REPRESENTED HEREBY IN EXCESS OF SUCH RESTRICTIONS WILL BE AUTOMATICALLY TRANSFERRED TO THE TRUSTEE OF A TRUST FOR THE BENEFIT OF ONE OR MORE CHARITABLE BENEFICIARIES. IN ADDITION, THE COMPANY MAY REDEEM SHARES UPON THE TERMS AND CONDITIONS SPECIFIED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION IF THE BOARD OF DIRECTORS DETERMINES THAT OWNERSHIP OR A TRANSFER OR OTHER EVENT MAY VIOLATE THE RESTRICTIONS DESCRIBED ABOVE. FURTHERMORE, UPON THE OCCURRENCE OF CERTAIN EVENTS, ATTEMPTED TRANSFERS IN VIOLATION OF THE RESTRICTIONS DESCRIBED ABOVE MAY BE VOID AB INITIO. ALL TERMS IN THIS LEGEND WHICH ARE DEFINED IN THE ARTICLES SUPPLEMENTARY FOR THE SERIES D PREFERRED STOCK SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN SUCH ARTICLES SUPPLEMENTARY, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER AND OWNERSHIP, WILL BE FURNISHED TO EACH HOLDER OF SERIES D PREFERRED STOCK ON REQUEST AND WITHOUT CHARGE. REQUESTS FOR SUCH A COPY MAY BE DIRECTED TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL OFFICE."

      (L) Severability.  If any provision of this Section 5 or any
          ------------
application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

      (M) NYSE.  Nothing in this Section 5 shall preclude the settlement of
          ----
any transaction entered into through the facilities of the NYSE. The shares of Series D Preferred Stock that are the subject of such transaction shall continue to be subject to the provisions of this Section 5 after such settlement.

      (N) Applicability of Section 5.  The provisions set forth in this
          --------------------------
Section 5 shall apply to the Series D Preferred Stock notwithstanding any contrary provisions of the Series D Preferred Stock provided for elsewhere in these Series D Terms.

  Section 6. Reacquired Shares.  Any shares of Series D Preferred Stock
             -----------------
purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Articles Supplementary creating a series of Preferred Stock or any similar stock or as otherwise required by law.

  Section 7.  Liquidation, Dissolution or Winding Up.  (A) Upon any
              --------------------------------------
liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock unless, prior thereto, the holders of shares of Series D Preferred Stock shall have received an amount per share (the "Series D Liquidation Preference") equal to $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series D Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except distributions made ratably on the Series D Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series D Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event.

      (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series D Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series D Preferred Stock in respect thereof, then the assets available for such distribution shall be

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

distributed ratably to the holders of the Series D Preferred Stock and the holders of such parity shares in proportion to their respective liquidation preferences.

      (C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 7.

  Section 8.  Consolidation, Merger, etc.  In case the Corporation shall
              --------------------------
enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series D Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series D Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

  Section 9.  No Redemption.  The shares of Series D Preferred Stock shall
              -------------
not be redeemable by the Company.

  Section 10.  Rank.  The Series D Preferred Stock shall rank, with respect
               ----
to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation's Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series D Preferred Stock.

  Section 11.  Amendment.  At any time any shares of Series D Preferred Stock
               ---------
are outstanding, neither the Articles of Restatement of the Corporation nor these Series D Terms shall be amended in any manner which would materially alter or change the powers, privileges, preferences or special rights of the Series D Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series D Preferred Stock, voting separately as a single class.

  Section 12.  Fractional Shares.  Series D Preferred Stock may be issued in
               -----------------
fractions of a share that shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series D Preferred Stock.

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